FILE NO.  33-12947
                                                              FILE NO.  811-5079
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 13          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 14                 (X)
                                   ---------
                       JOHN HANCOCK TAX-EXEMPT SERIES FUND
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on January 1, 1998 pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. The Registrant filed the notice required by Rule 24F-2NT for its most recent fiscal year on or about November 4, 1997.


Item Number Form N-1A,                                                          Statement of Additional
      Part A                          Prospectus Caption                          Information Caption
      ------                          ------------------                          -------------------
        1                     Front Cover Page                                             *
        2                     Overview; Investor Expenses;                                 *

        3                     Financial Highlights                                         *

        4                     Overview; Goal and Strategy; Portfolio                       *
                              Securities; Risk Factors; Business
                              Structure; More About Risk

        5                     Overview; Business Structure;                                *
                              Manager/Subadviser; Investor Expenses

        6                     Choosing a Share Class; Buying Shares;                       *
                              Selling Shares; Transaction Policies;
                              Dividends and Account Policies;
                              Additional Investor Services

        7                     Choosing a Share Class; How Sales Charges                    *
                              are Calculated; Sales Charge Deductions
                              and Waivers; Opening an Account; Buying
                              Shares; Transaction Policies; Additional
                              Investor Services

        8                     Selling Shares; Transaction Policies;                        *
                              Dividends and Account Policies

        9                     Not Applicable                                               *

       10                                        *                         Front Cover Page

       11                                        *                         Table of Contents

       12                                        *                         Organization of the Fund

       13                                        *                         Investment Objectives and Policies;
                                                                           Certain Investment Practices;
                                                                           Investment Restrictions

       14                                        *                         Those Responsible for Management

       15                                        *                         Those Responsible for Management

       16                                        *                         Investment Advisory; Subadvisory
                                                                           and Other Services; Distribution
                                                                           Contract; Transfer Agent Services;
                                                                           Custody of Portfolio; Independent
                                                                           Auditors

       17                                        *                         Brokerage Allocation

       18                                        *                         Description of Fund's Shares

       19                                        *                         Net Asset Value; Additional
                                                                           Services and Programs

       20                                        *                         Tax Status

       21                                        *                         Distribution Contract

       22                                        *                         Calculation of Performance

       23                                        *                         Financial Statements

                              JOHN HANCOCK

                              Tax-Free
                              Income Funds

                              [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Prospectus
January 1, 1998


This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that these funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goal(s)

High Yield Tax-Free Fund may invest up to 85% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

California Tax-Free Income Fund

High Yield Tax-Free Fund

Massachusetts Tax-Free
Income Fund

New York Tax-Free Income Fund

Tax-Free Bond Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------

A fund-by-fund look at goals,       California Tax-Free Income Fund           4
strategies, risks, expenses
and financial history.              High Yield Tax-Free Fund                  6

                                    Massachusetts Tax-Free Income Fund        8

                                    New York Tax-Free Income Fund            10

                                    Tax-Free Bond Fund                       12

Policies and instructions for       Your account
opening, maintaining and closing    Choosing a share class                   14
an account in any                   How sales charges are calculated         14
tax-free income fund.               Sales charge reductions and waivers      15
                                    Opening an account                       15
                                    Buying shares                            16
                                    Selling shares                           17
                                    Transaction policies                     19
                                    Dividends and account policies           19
                                    Additional investor services             20

Details that apply to the           Fund details
tax-free income funds as a group.   Business structure                       21
                                    Sales compensation                       22
                                    More about risk                          24

                                    For more information             back cover

Overview

--------------------------------------------------------------------------------
GOAL OF THE TAX-FREE INCOME FUNDS

John Hancock tax-free income funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk/reward profile. Each fund invests at least 80% of assets in municipal securities exempt from federal (and in some funds, state) income tax as well as the federal alternative minimum tax. However, a portion of a tax-free fund's income may be subject to these taxes. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o are in higher income brackets

o want regular monthly income

o are interested in lowering their income tax burden

o pay California, Massachusetts or New York income tax (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

o are not subject to a high level of state or federal income tax

o are seeking an investment for a tax-deferred retirement account

o are investing for maximum return over a long time horizon

o require absolute stability of your principal

THE MANAGEMENT FIRM


All John Hancock tax-free income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $22 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clipart] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clipart] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clipart] Risk factors The major risk factors associated with the fund.

[Clipart] Portfolio management The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[Clipart] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clipart] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

California Tax-Free Income Fund

REGISTRANT NAME: JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
                                TICKER SYMBOL    CLASS A: TACAX   CLASS B: TSCAX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks income that is exempt from federal and California personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in California municipal securities, particularly bonds. These are primarily investment grade, although up to 20% of assets may be invested in junk bonds rated BB/Ba and their unrated equivalents. No more than 25% of assets may be invested in unrated securities.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Although the fund is diversified, it concentrates in securities of California issuers and its performance is largely dependent on factors that may disproportionately affect these issuers. Factors may include:

o     local economic or policy changes
o     tax base erosion
o     state constitutional limits on tax increases
o     changes in the ratings assigned to the state's municipal issuers
o     the possibility of credit problems, such as the 1994 bankruptcy of Orange
      County

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT


[Clipart] Dianne Sales, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Ms. Sales joined John Hancock Funds in 1989 and has been in the investment business since 1984.


--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A     Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                   4.50%       none
Maximum sales charge imposed on
reinvested dividends                                  none        none
Maximum deferred sales charge                         none(1)     5.00%
Redemption fee(2)                                     none        none
Exchange fee                                          none        none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)          0.48%       0.48%
12b-1 fee (net of reduction)(4)                       0.15%       0.90%
Other expenses                                        0.12%       0.12%
Total fund operating expenses (after limitation)(3)   0.75%       1.50%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                         Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $52     $68      $85      $134
Class B shares
  Assuming redemption
  at end of period                  $65     $77      $102     $159
  Assuming no redemption            $15     $47      $82      $159

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.55% for each class and total fund operating expenses would be 0.82% for Class A and 1.57% for Class B.
(4) Without the reduction, 12b-1 fees would be 1.00% for Class B shares. Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



4  CALIFORNIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below is represented here as a bar graph.]


Volatility, as indicated by Class A
year-by-year total investment return (%)    6.13  12.26  9.15  13.60  (9.31)  21.88  0.61(5)  9.71
(scale varies from fund to fund)


------------------------------------------------------------------------------------------------------
Class A - period ended:                             12/90        12/91         12/92            12/93
------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period               $10.00        $9.91        $10.32           $10.41
Net investment income                                0.74         0.69          0.66(3)          0.62
Net realized and unrealized gain (loss)
on investments                                      (0.16)        0.47          0.25             0.76
Total from investment operations                     0.58         1.16          0.91             1.38
Less distributions:
  Dividends from net investment income              (0.67)       (0.70)        (0.67)           (0.62)
  Distributions from net realized gain
  on investments sold                                  --        (0.05)        (0.15)           (0.32)
  Total distributions                               (0.67)       (0.75)        (0.82)           (0.94)
Net asset value, end of period                      $9.91       $10.32        $10.41           $10.85
Total investment return at net asset
value(4) (%)                                         6.13        12.26          9.15            13.60
Total adjusted investment return at net
asset value(4,6) (%)                                 5.29        11.86          8.90            13.42
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)       80,200      163,693       217,014          279,692
Ratio of expenses to average net assets (%)          0.00         0.40          0.58             0.69
Ratio of adjusted expenses to average
net assets(9) (%)                                    0.84         0.80          0.83             0.87
Ratio of net investment income (loss)
to average net assets (%)                            7.11         6.75          6.36             5.69
Ratio of adjusted net investment income
(loss) to average net assets(9) (%)                  6.27         6.35          6.11             5.51
Portfolio turnover rate (%)                            62           45            34               51
Fee reduction per share ($)                          0.09         0.04          0.03(3)          0.02

------------------------------------------------------------------------------------------------------------------
Class A - period ended:                             12/94(1)         12/95           8/96(2)               8/97
------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                  $10.85         $9.28            $10.69             $10.36
Net investment income                                   0.58          0.57(3)           0.39(3)            0.57(3)
Net realized and unrealized gain (loss)
on investments                                         (1.57)         1.41             (0.33)              0.41
Total from investment operations                       (0.99)         1.98              0.06               0.98
Less distributions:
  Dividends from net investment income                 (0.58)        (0.57)            (0.39)             (0.57)
  Distributions from net realized gain
  on investments sold                                     --            --                --                 --
  Total distributions                                  (0.58)        (0.57)            (0.39)             (0.57)
Net asset value, end of period                         $9.28        $10.69            $10.36             $10.77
Total investment return at net asset
value(4) (%)                                           (9.31)        21.88              0.61(5)            9.71
Total adjusted investment return at net
asset value(4,6) (%)                                   (9.45)        21.73              0.55(5)            9.64
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)         241,583       309,305           291,072            291,167
Ratio of expenses to average net assets (%)             0.75          0.75              0.76(7,8)          0.75
Ratio of adjusted expenses to average
net assets(9) (%)                                       0.89          0.90              0.84(7)            0.82
Ratio of net investment income (loss)
to average net assets (%)                               5.85          5.76              5.57(7)            5.42
Ratio of adjusted net investment income
(loss) to average net assets(9) (%)                     5.71          5.61              5.48(7)            5.35
Portfolio turnover rate (%)                               62            37(10)            30                 15
Fee reduction per share ($)                             0.01          0.01(3)           0.01(3)            0.01(3)


---------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           12/92      12/93   12/94(1)   12/95      8/96(2)       8/97
---------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                             $10.32     $10.41   $10.85    $9.28      $10.68        $10.36
Net investment income                                              0.58(3)    0.54     0.51     0.50(3)     0.33(3)       0.49(3)
Net realized and unrealized gain (loss) on investments             0.25       0.76    (1.57)    1.40       (0.31)        (0.41)
Total from investment operations                                   0.83       1.30    (1.06)    1.90       (0.02)         0.90
Less distributions:
  Dividends from net investment income                            (0.59)     (0.54)   (0.51)   (0.50)      (0.34)        (0.49)
  Distributions from net realized gain on investments sold        (0.15)     (0.32)      --       --          --            --
  Total distributions                                             (0.74)     (0.86)   (0.51)   (0.50)      (0.34)        (0.49)
Net asset value, end of period                                   $10.41     $10.85    $9.28   $10.68      $10.36        $10.77
Total investment return at net asset value(4) (%)                  8.35      12.76    (9.99)   20.87        0.20(5)       8.88
Total adjusted investment return at net asset value(4, 6) (%)      8.10      12.58   (10.13)   20.72        0.14(5)       8.81
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     26,595     65,437   77,365   84,673      83,253        89,493
Ratio of expenses to average net assets (%)                        1.35       1.44     1.50     1.50        1.52(7,8)     1.50
Ratio of adjusted expenses to average net assets(9) (%)            1.60       1.62     1.64     1.65        1.59(7)       1.57
Ratio of net investment income (loss) to average net assets (%)    5.43       4.82     5.10     4.97        4.81(7)       4.66
Ratio of adjusted net investment income (loss) to
average net assets(9) (%)                                          5.18       4.64     4.96     4.82        4.72(7)       4.59
Portfolio turnover rate (%)                                          34         51       62       37(10)      30            15
Fee reduction per share ($)                                        0.03(3)    0.02     0.01     0.01(3)     0.01(3)       0.01(3)


(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(2) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8) For the period ended August 31, 1996, the Ratio of Expenses to Average Net Assets for the Fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75% for Class A and 1.50% for Class B.
(9)   Unreimbursed, without fee reduction.
(10)  Portfolio turnover excludes merger activity.


                                              CALIFORNIA TAX-FREE INCOME FUND  5

High Yield Tax-Free Fund

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST
                                TICKER SYMBOL    CLASS A: JHTFX   CLASS B: TSHTX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks a high level of current income that is largely exempt from federal income tax and is consistent with preservation of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of tax-exempt municipal debt securities.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in municipal bonds rated A, BBB/Baa or BB/Ba and their unrated equivalents. Up to 5% of assets may be invested in bonds rated B, CCC/Caa or CC/Ca. Bonds rated BB/Ba or lower are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, including various derivative securities primarily used in the fund's capital preservation strategies, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities). Investors should expect greater fluctuations in share price, yield and total return compared to less aggressive tax-free income funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of BBB/Baa rated bonds and junk bonds are typically in weaker financial health than issuers of high quality bonds, and their ability to pay interest and principal is less certain. These issuers are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception of adverse news. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[Clipart] Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Mr. Lucibella joined John Hancock Funds in 1988 and has been in the investment business since 1982.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                      4.50%     none
Maximum sales charge imposed on
reinvested dividends                                     none      none
Maximum deferred sales charge                            none(1)   5.00%
Redemption fee(2)                                        none      none
Exchange fee                                             none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                           0.58%     0.58%
12b-1 fee(3)                                             0.25%     1.00%
Other expenses                                           0.23%     0.23%
Total fund operating expenses                            1.06%     1.81%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class                 Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares              $55      $77      $101      $169
Class B shares
 Assuming redemption
 at end of period           $68      $87      $118      $193
 Assuming no redemption     $18      $57       $98      $193


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

6  HIGH YIELD TAX-FREE FUND

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.


Volatility, as indicated by Class B
year-by-year total investment return (%)    (5.13)(6)  15.88  7.54  4.60  10.07  7.89  13.69  (4.44)  13.99  1.36(6)  7.51
(scale varies from fund to fund)                                                                             eight
                                                                                                             months


---------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            10/94(1)        10/95(2)      8/96(3)            8/97
---------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                                  $9.85           $8.82        $9.47           $9.16
Net investment income                                                  0.48(4)         0.57         0.49(4)         0.56(4)
Net realized and unrealized gain (loss) on investments
sold and financial futures contracts                                  (0.94)           0.70        (0.30)           0.18
Total from investment operations                                      (0.46)           1.27         0.19            0.74
Less distributions:
  Dividends from net investment income                                (0.48)          (0.58)       (0.50)          (0.56)
  Distributions in excess of net investment income                    (0.09)          (0.04)          --              --
  Total distributions                                                 (0.57)          (0.62)       (0.50)          (0.56)
Net asset value, end of period                                        $8.82           $9.47        $9.16           $9.34
Total investment return at net asset value(5) (%)                      4.96(6)        14.85         1.96(6)         8.29
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         15,401          14,225       23,663          32,199
Ratio of expenses to average net assets (%)                            1.15(7)         1.06         1.10(7)         1.06
Ratio of net investment income (loss) to average net assets (%)        6.08(7)         6.36         6.39(7)         6.00
Portfolio turnover rate (%)                                              62              64           38              51


-------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                        10/87(8)        10/88         10/89         10/90         10/91
-------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                              $9.49        $8.62         $9.25         $9.29         $9.07
Net investment income                                              0.37         0.62          0.55          0.55          0.54
Net realized and unrealized gain (loss) on
investments sold and financial futures contracts                  (0.87)        0.70          0.13         (0.14)         0.34
Total from investment operations                                  (0.50)        1.32          0.68          0.41          0.88
Less distributions:
  Dividends from net investment income                            (0.37)       (0.66)        (0.51)        (0.55)        (0.54)
  Distributions in excess of net investment income                   --           --            --            --            --
  Distributions from net realized gain on investments sold           --        (0.03)           --            --            --
  Distributions from capital paid-in                                 --           --         (0.13)        (0.08)        (0.10)
  Total distributions                                             (0.37)       (0.69)        (0.64)        (0.63)        (0.64)
Net asset value, end of period                                    $8.62        $9.25         $9.29         $9.07         $9.31
Total investment return at net asset value(5) (%)                 (5.13)(6)    15.88          7.54          4.60         10.07
Total adjusted investment return at net asset value(5,9) (%)         --           --            --            --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     15,026       24,278        29,841        35,820        51,467
Ratio of expenses to average net assets (%)                        0.61(6)      2.05          2.32          2.20          2.36
Ratio of adjusted expenses to average net assets(10) (%)           0.82(6)        --            --            --            --
Ratio of net investment income to
average net assets (%)                                             4.05(6)      6.66          5.79          5.96          5.61
Ratio of adjusted net investment income (loss)
to average net assets(10) (%)                                      3.84(6)        --            --            --            --
Portfolio turnover rate (%)                                          42           82            29            41            83
Fee reduction per share ($)                                        0.02           --            --            --            --


-------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            10/92      10/93     10/94    10/95(2)   8/96(3)     8/97
-------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                               $9.31      $9.39     $9.98     $8.82     $9.47       $9.16
Net investment income                                               0.55       0.53      0.48      0.51      0.44(4)     0.49(4)
Net realized and unrealized gain (loss) on
investments sold and financial futures contracts                    0.17       0.72     (0.90)     0.69     (0.31)       0.18
Total from investment operations                                    0.72       1.25     (0.42)     1.20      0.13        0.67
Less distributions:
  Dividends from net investment income                             (0.55)     (0.56)    (0.48)    (0.51)    (0.44)      (0.49)
  Distributions in excess of net investment income                    --         --     (0.07)    (0.04)       --          --
  Distributions from net realized gain on investments sold         (0.09)     (0.10)    (0.19)       --        --          --
  Distributions from capital paid-in                                  --         --        --        --        --          --
  Total distributions                                              (0.64)     (0.66)    (0.74)    (0.55)    (0.44)      (0.49)
Net asset value, end of period                                     $9.39      $9.98     $8.82     $9.47     $9.16       $9.34
Total investment return at net asset value(5) (%)                   7.89      13.69     (4.44)    13.99      1.36(6)     7.51
Total adjusted investment return at net asset value(5,9) (%)          --         --        --        --        --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      65,933    113,442   151,069   155,234   147,669     139,385
Ratio of expenses to average net assets (%)                         2.17       2.06      1.85      1.79      1.81(7)     1.81
Ratio of adjusted expenses to average net assets(10) (%)              --         --        --        --        --          --
Ratio of net investment income to
average net assets (%)                                              5.78       5.23      5.36      5.61      5.65(7)     5.28
Ratio of adjusted net investment income (loss)
to average net assets(10) (%)                                         --         --        --        --        --          --
Portfolio turnover rate (%)                                           40        100        62        64        38          51
Fee reduction per share ($)                                           --         --        --        --        --          --

(1)   Class A shares commenced operations on December 31, 1993.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8)   For the period May 1, 1987 to October 31, 1987.
(9) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(10)  Unreimbursed, without fee reduction.



                                                     HIGH YIELD TAX-FREE FUND  7

Massachusetts Tax-Free Income Fund

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                TICKER SYMBOL    CLASS A: JHMAX     CLASS B: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks income that is exempt from federal and Massachusetts personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in Massachusetts municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).


Because the fund is not diversified and because it concentrates in securities of Massachusetts issuers, certain factors may disproportionately affect the fund's investments.


These factors may include:

o     local economic or policy changes
o     tax base erosion
o     state constitutional limits on tax increases
o     changes in the ratings assigned to the state's municipal issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT


[Clipart] Dianne Sales, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Ms. Sales joined John Hancock Funds in 1989 and has been in the investment business since 1984.


--------------------------------------------------------------------------------

INVESTOR EXPENSES


[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.


--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                      4.50%     none
Maximum sales charge imposed on
reinvested dividends                                     none      none
Maximum deferred sales charge                            none(1)   5.00%
Redemption fee(2)                                        none      none
Exchange fee                                             none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)             0.11%     0.11%
12b-1 fee(4)                                             0.30%     1.00%
Other expenses                                           0.29%     0.29%
Total fund operating expenses (after limitation)(3)      0.70%     1.40%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                 Year 1   Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares              $52      $66       $82      $128
Class B shares
  Assuming redemption
  at end of period          $64      $74       $97      $149
  Assuming no redemption    $14      $44       $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation and the effect of expense offsets, management fees would be 0.50% for each class and total fund operating expenses would be 1.09% for Class A and 1.79% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



8  MASSACHUSETTS TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below is represented here as a bar graph.]


Volatility, as indicated by Class A
year-by-year total investment return (%)   13.13(3)  9.67  3.49  12.10  12.11  13.29  (0.97)  7.66  4.78  9.85
(scale varies from fund to fund)


--------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             8/88(1)           8/89        8/90        8/91         8/92
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $10.00         $10.63      $10.94      $10.63       $11.15
Net investment income                                                  0.65           0.70        0.69        0.73         0.71
Net realized and unrealized gain (loss) on investments                 0.63           0.31       (0.31)       0.53         0.60
Total from investment operations                                       1.28           1.01        0.38        1.26         1.31
Less distributions:
  Dividends from net investment income                                (0.65)         (0.70)      (0.69)      (0.73)       (0.71)
  Distributions from net realized gain on investments sold               --             --          --       (0.01)          --
  Total distributions                                                 (0.65)         (0.70)      (0.69)      (0.74)       (0.71)
Net asset value, end of period                                       $10.63         $10.94      $10.63      $11.15       $11.75
Total investment return at net asset value(2) (%)                     13.13(3)        9.67        3.49       12.10        12.11
Total adjusted investment return at net asset value(2,4) (%)          10.38(3)        9.16        2.72       10.66        10.93
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          4,757          9,138       9,968      15,015       29,113
Ratio of expenses to average net assets (%)                            1.00(3)        1.00        1.00        0.60         0.60
Ratio of adjusted expenses to average net assets(6) (%)                3.75(3)        1.51        1.77        2.04         1.78
Ratio of net investment income (loss) to average net assets (%)        6.28(3)        6.35        6.31        6.64         6.18
Ratio of adjusted net investment income (loss) to average
net assets(6) (%)                                                      3.53(3)        5.84        5.54        5.20         5.00
Portfolio turnover rate (%)                                              20              2           2          29           56
Fee reduction per share ($)                                            0.28           0.11        0.08        0.16         0.14

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                              8/93         8/94         8/95         8/96            8/97
-----------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                               $11.75       $12.43       $11.56       $11.76          $11.66
Net investment income                                                0.67         0.63         0.65         0.65            0.66
Net realized and unrealized gain (loss) on investments               0.82        (0.75)        0.20        (0.10)           0.46
Total from investment operations                                     1.49        (0.12)        0.85         0.55            1.12
Less distributions:
  Dividends from net investment income                              (0.67)       (0.63)       (0.65)       (0.65)          (0.66)
  Distributions from net realized gain on investments sold          (0.14)       (0.12)          --           --              --
  Total distributions                                               (0.81)       (0.75)       (0.65)       (0.65)          (0.66)
Net asset value, end of period                                     $12.43       $11.56       $11.76       $11.66          $12.12
Total investment return at net asset value(2) (%)                   13.29        (0.97)        7.66         4.78            9.85
Total adjusted investment return at net asset value(2,4) (%)        12.38        (1.50)        7.21         4.30            9.45
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       50,019       54,122       54,416       55,169          54,253
Ratio of expenses to average net assets (%)                          0.67         0.70         0.70         0.75(5)         0.71(5)
Ratio of adjusted expenses to average net assets(6) (%)              1.58         1.23         1.15         1.18            1.11
Ratio of net investment income (loss) to average net assets (%)      5.61         5.28         5.67         5.53            5.59
Ratio of adjusted net investment income (loss) to average
net assets(6) (%)                                                    4.70         4.75         5.22         5.05            5.19
Portfolio turnover rate (%)                                            79           29           24           36              12
Fee reduction per share ($)                                          0.11         0.06         0.05         0.06            0.05



--------------------------------------------------------------------------------
Class B - period ended:                                            8/97(1)
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $11.84
Net investment income                                                 0.54
Net realized and unrealized gain (loss) on investments                0.28
Total from investment operations                                      0.82
Less distributions:
  Dividends from net investment income                               (0.54)
Net asset value, end of period                                      $12.12
Total investment return at net asset value(2) (%)                     7.08(7)
Total adjusted investment return at net asset value(2,4) (%)          6.72(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         2,418
Ratio of expenses to average net assets (%)                           1.41(3,5)
Ratio of adjusted expenses to average net assets(6) (%)               1.81(3)
Ratio of net investment income (loss) to average net assets (%)       4.82(3)
Ratio of adjusted net investment income (loss) to average
net assets(6) (%)                                                     4.42(3)
Portfolio turnover rate (%)                                             12
Fee reduction per share ($)                                           0.04

(1) Class A shares commenced operations on September 3, 1987. Class B shares commenced operations on October 3, 1996.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Annualized.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) The Ratio of Expenses to Average Net Assets for the fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.70% and 1.40% for Class A and Class B, respectively.
(6)   Unreimbursed, without fee reduction.
(7)   Not annualized.


                                           MASSACHUSETTS TAX-FREE INCOME FUND  9

New York Tax-Free Income Fund
REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND
                                TICKER SYMBOL    CLASS A: JHNYX     CLASS B: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks income that is exempt from federal income taxes as well as New York State and New York City personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in New York municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS


[Clipart] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).


Because the fund is not diversified and it concentrates in securities of New York issuers, certain factors may disproportionately affect the fund's investments.

These factors may include:

o     local economic or policy changes
o     tax base erosion
o     limited flexibility to raise taxes
o     changes in the ratings assigned to the state's municipal issuers
o     the legacy of past credit problems of New York City and other issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[Clipart] Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1982.

--------------------------------------------------------------------------------

INVESTOR EXPENSES


[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.


--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                      4.50%     none
Maximum sales charge imposed on
reinvested dividends                                     none      none
Maximum deferred sales charge                            none(1)   5.00%
Redemption fee(2)                                        none      none
Exchange fee                                             none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense limitation)(3)             0.11%     0.11%
12b-1 fee(4)                                             0.30%     1.00%
Other expenses                                           0.29%     0.29%
Total fund operating expenses (after limitation)(3)      0.70%     1.40%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                 Year 1   Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares              $52      $66       $82      $128
Class B shares
  Assuming redemption
  at end of period          $64      $74       $97      $149
  Assuming no redemption    $14      $44       $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation and the effect of expense offsets, management fees would be 0.50% for each class and total fund operating expenses would be 1.09% for Class A and 1.79% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



10  NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below is represented here as a bar graph.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  11.40(3)  11.87  3.74  12.24  12.17  13.70  (1.05)  7.19  5.21  9.48
(scale varies from fund to fund)


----------------------------------------------------------------------------------------------------------------
Class A - period ended:                          8/88(1)            8/89         8/90         8/91         8/92
----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $10.00          $10.48       $11.01       $10.74       $11.29
Net investment income                               0.61            0.68         0.67         0.72         0.72
Net realized and unrealized gain
(loss) on investments                               0.48            0.55        (0.25)        0.55         0.63
Total from investment operations                    1.09            1.23         0.42         1.27         1.35
Less distributions:
  Dividends from net investment income             (0.61)          (0.68)       (0.67)       (0.72)       (0.72)
  Distributions from net realized gain
  on investments sold                                 --           (0.02)       (0.02)          --        (0.02)
  Total distributions                              (0.61)          (0.70)       (0.69)       (0.72)       (0.74)
Net asset value, end of period                    $10.48          $11.01       $10.74       $11.29       $11.90
Total investment return at net asset
value(2) (%)                                       11.40(3)        11.87         3.74        12.24        12.17
Total adjusted investment return at net
asset value(2,4) (%)                                7.56(3)        11.22         3.05        11.02        11.09
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)       4,306           8,795       13,357       20,878       33,806
Ratio of expenses to average net assets (%)         1.00(3)         1.00         1.00         0.60         0.60
Ratio of adjusted expenses to average
net assets(6) (%)                                   4.84(3)         1.65         1.69         1.82         1.68
Ratio of net investment income (loss) to
average net assets (%)                              6.11(3)         6.30         6.17         6.57         6.22
Ratio of adjusted net investment income
(loss) to average net assets(6) (%)                 2.27(3)         5.65         5.48         5.35         5.14
Portfolio turnover rate (%)                           16              10           10           12           48
Fee reduction per share ($)                         0.38            0.13         0.08         0.13         0.13

----------------------------------------------------------------------------------------------------------------
Class A - period ended:                           8/93         8/94         8/95         8/96            8/97
----------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period            $11.90       $12.63       $11.73       $11.88          $11.83
Net investment income                             0.68         0.64         0.65         0.66            0.67
Net realized and unrealized gain
(loss) on investments                             0.87        (0.77)        0.15        (0.05)           0.42
Total from investment operations                  1.55        (0.13)        0.80         0.61            1.09
Less distributions:
  Dividends from net investment income           (0.68)       (0.64)       (0.65)       (0.66)          (0.67)
  Distributions from net realized gain
  on investments sold                            (0.14)       (0.13)          --           --              --
  Total distributions                            (0.82)       (0.77)       (0.65)       (0.66)          (0.67)
Net asset value, end of period                  $12.63       $11.73       $11.88       $11.83          $12.25
Total investment return at net asset
value(2) (%)                                     13.70        (1.05)        7.19         5.21            9.48
Total adjusted investment return at net
asset value(2,4) (%)                             12.83        (1.58)        6.74         4.77            9.08
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)    52,444       55,690       55,753       56,229          54,086
Ratio of expenses to average net assets (%)       0.67         0.70         0.70         0.73(5)         0.71(5)
Ratio of adjusted expenses to average
net assets(6) (%)                                 1.54         1.23         1.15         1.14            1.11
Ratio of net investment income (loss) to
average net assets (%)                            5.63         5.28         5.67         5.51            5.61
Ratio of adjusted net investment income
(loss) to average net assets(6) (%)               4.76         4.75         5.22         5.07            5.21
Portfolio turnover rate (%)                         56           23           70           76              46
Fee reduction per share ($)                       0.11         0.06         0.05         0.05            0.05

--------------------------------------------------------------------------------
Class B - period ended:                                             8/97(1)
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $11.99
Net investment income                                                 0.54
Net realized and unrealized gain (loss) on investments                0.26
Total from investment operations                                      0.80
Less distributions:
  Dividends from net investment income                               (0.54)
Net asset value, end of period                                      $12.25
Total investment return at net asset value(2) (%)                     6.82(7)
Total adjusted investment return at net asset value(2,4) (%)          6.46(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         2.414
Ratio of expenses to average net assets (%)                           1.41(3,5)
Ratio of adjusted expenses to average net assets(6) (%)               1.81(3)
Ratio of net investment income (loss) to average net assets (%)       4.79(3)
Ratio of adjusted net investment income (loss) to average
net assets(6) (%)                                                     4.39(3)
Portfolio turnover rate (%)                                             46
Fee reduction per share ($)                                           0.04

(1) Class A shares commenced operations on September 11, 1987. Class B shares commenced operations on October 3, 1996.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Annualized.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) The Ratio of Expenses to Average Net Assets for the fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.70% and 1/40% for Class A and Class B, respectively.
(6)   Unreimbursed, without fee reduction.
(7)   Not annualized.



                                               NEW YORK TAX-FREE INCOME FUND  11

Tax-Free Bond Fund

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST
                                TICKER SYMBOL    CLASS A: TAMBX   CLASS B: TSMBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clipart] The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of municipal securities. Under normal circumstances, the fund will place at least 80% of assets in municipal bonds.

PORTFOLIO SECURITIES

[Clipart] The fund's municipal bonds may include investment-grade bonds, notes and commercial paper of any maturity. Less than 35% of assets may be invested in municipal bonds rated BB/Ba or B (junk bonds) and their unrated equivalents. The fund may not invest more than 25% of assets in private activity bonds of issuers in any one industry. There is no limit on the fund's investments in issuers located in any one state.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[Clipart] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities (including municipal securities). Bonds with longer maturities are especially sensitive to interest rate movements.

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[Clipart] Thomas C. Goggins has been the leader of the fund's portfolio management team since joining John Hancock Funds in April 1995. A senior vice president of the adviser, Mr. Goggins has been in the investment business since 1986.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[Clipart] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                      4.50%     none
Maximum sales charge imposed on
reinvested dividends                                     none      none
Maximum deferred sales charge                            none(1)   5.00%
Redemption fee(2)                                        none      none
Exchange fee                                             none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                           0.47%     0.47%
12b-1 fee(3,4)                                           0.15%     0.90%
Other expenses                                           0.23%     0.23%
Total fund operating expenses(4)                         0.85%     1.60%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                 Year 1   Year 3   Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares              $53      $71       $90      $145
Class B shares
  Assuming redemption
  at end of period          $66      $81      $107      $170
  Assuming no redemption    $16      $51       $87      $170

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(4) The adviser has agreed to limit total fund operating expenses to 0.85% for Class A and 1.60% for Class B. Without this limitation, management fees would be 0.53% for each class and total fund operating expenses would be 0.91% for Class A and 1.66% for Class B.



12  TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS

[Clipart] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below is represented here as a bar graph.]


Volatility, as indicated by Class A
year-by-year total investment return (%)   6.04(6)  14.78  10.97  15.15  (9.28)  20.20  (0.01)(6)  9.44
(scale varies from fund to fund)                                                          eight
                                                                                          months


---------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             12/90(1)            12/91         12/92         12/93
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $10.00            $9.90        $10.24        $10.47
Net investment income                                                   0.71             0.69          0.67          0.62
Net realized and unrealized gain (loss) on investments                 (0.13)            0.72          0.42          0.93
Total from investment operations                                        0.58             1.41          1.09          1.55
Less distributions:
  Dividends from net investment income                                 (0.68)           (0.68)        (0.68)        (0.62)
  Distributions from net realized gain on investments sold                --            (0.39)        (0.18)        (0.44)
  Total distributions                                                  (0.68)           (1.07)        (0.86)        (1.06)
Net asset value, end of period                                         $9.90           $10.24        $10.47        $10.96
Total investment return at net asset value(5) (%)                       6.04(6)         14.78         10.97         15.15
Total adjusted investment return at net asset value(5,7) (%)            5.19(6)         14.40         10.67         14.98
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          45,437           73,393        99,523       136,521
Ratio of expenses to average net assets (%)                             0.40(6)          0.60          0.66          0.78
Ratio of adjusted expenses to average net assets(9) (%)                 1.25(6)          0.98          0.96          0.95
Ratio of net investment income (loss) to average net assets (%)         7.09(6)          6.86          6.46          5.57
Ratio of adjusted net investment income (loss) to average
net assets(9) (%)                                                       6.24(6)          6.48          6.16          5.40
Portfolio turnover rate (%)                                               64              123            79           116
Fee reduction per share ($)                                             0.08             0.04          0.03          0.02

---------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             12/94(2)         12/95          8/96(3)              8/97
---------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                                  $10.96         $9.39           $10.67            $10.27
Net investment income                                                   0.58          0.57(4)          0.40              0.59
Net realized and unrealized gain (loss) on investments                 (1.58)         1.28            (0.41)             0.36
Total from investment operations                                       (1.00)         1.85            (0.01)             0.95
Less distributions:
  Dividends from net investment income                                 (0.57)        (0.57)           (0.39)            (0.59)
  Distributions from net realized gain on investments sold                --            --               --                --
  Total distributions                                                  (0.57)        (0.57)           (0.39)            (0.59)
Net asset value, end of period                                         $9.39        $10.67           $10.27            $10.63
Total investment return at net asset value(5) (%)                      (9.28)        20.20            (0.01)(6)          9.44
Total adjusted investment return at net asset value(5,7) (%)           (9.39)        20.08            (0.09)(6)          9.38
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         114,539       118,797          560,863           590,185
Ratio of expenses to average net assets (%)                             0.85          0.85             0.85(8)           0.85
Ratio of adjusted expenses to average net assets(9) (%)                 0.96          0.97             0.98(8)           0.91
Ratio of net investment income (loss) to average net assets (%)         5.72          5.67             5.75(8)           5.61
Ratio of adjusted net investment income (loss) to average
net assets(9) (%)                                                       5.61          5.55             5.62(8)           5.55
Portfolio turnover rate (%)                                              107           113              116(10)            46(10)
Fee reduction per share ($)                                             0.01          0.01(4)          0.01(4)           0.01


-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                      12/92       12/93   12/94(2)    12/95        8/96(3)          8/97
-----------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                        $10.24      $10.47    $10.96     $9.38         $10.67        $10.27
Net investment income                                         0.59(4)     0.54      0.50      0.50(4)        0.34          0.51
Net realized and unrealized gain (loss) on investments        0.42        0.93     (1.58)     1.28          (0.40)         0.36
Total from investment operations                              1.01        1.47     (1.08)     1.78          (0.06)         0.87
Less distributions:
  Dividends from net investment income                       (0.60)      (0.54)    (0.50)    (0.49)         (0.34)        (0.51)
  Distributions from net realized gain on investments sold   (0.18)      (0.44)       --        --             --            --
  Total distributions                                        (0.78)      (0.98)    (0.50)    (0.49)         (0.34)        (0.51)
Net asset value, end of period                              $10.47      $10.96     $9.38    $10.67         $10.27        $10.63
Total investment return at net asset value(5) (%)            10.15       14.30    (10.05)    19.41          (0.51)(6)      8.63
Total adjusted investment return at net
asset value(5,7) (%)                                          9.85       14.13    (10.16)    19.29          (0.59)(6)      8.57
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                18,272      56,384    70,243    76,824         81,177       204,621
Ratio of expenses to average net assets (%)                   1.43        1.53      1.60      1.60           1.60(8)       1.60
Ratio of adjusted expenses to average net assets(9) (%)       1.73        1.70      1.71      1.72           1.73(8)       1.66
Ratio of net investment income (loss) to average
net assets (%)                                                5.57        4.66      4.97      4.90           4.91(8)       4.85
Ratio of adjusted net investment income (loss) to average
net assets(9) (%)                                             5.27        4.49      4.86      4.78           4.78(8)       4.79
Portfolio turnover rate (%)                                     79         116       107       113            116(10)        46(10)
Fee reduction per share ($)                                   0.03(4)     0.02      0.01      0.01(4)        0.01(4)       0.01


(1)   Class A shares commenced operations on January 5, 1990.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8)   Annualized.
(9)   Unreimbursed, without fee reduction.
(10)  Portfolio turnover excludes merger activity.


                                                          TAX-FREE BOND FUND  13

Your account
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

All John Hancock tax-free income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
Class A                                   Class B
--------------------------------------------------------------------------------

o Front-end sales charges, as             o No front-end sales charge;
  described below. There are                all your money goes to work
  several ways to reduce                    for you right away.
  these charges, also
  described below.                        o Higher annual expenses than
                                            Class A shares.
o Lower annual expenses than
  Class B shares.                         o A deferred sales charge on
                                            shares you sell within six
                                            years of purchase, as
                                            described below.

                                          o Automatic conversion to Class A
                                            shares after eight years, thus
                                            reducing future annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment

Up to $99,999              4.50%           4.71%
$100,000 - $249,999        3.75%           3.90%
$250,000 - $499,999        3.00%           3.09%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
Your investment                CDSC on shares being sold

First $1M - $4,999,999         1.00%
Next $1 - $5M above that       0.50%
Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold

1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6 years                   None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.


14  YOUR ACCOUNT

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).


CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:
o     to make payments through certain systematic withdrawal plans
o     to make certain distributions from a retirement plan
o     because of shareholder death or disability


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


To utilize: contact your financial representative or Signature Services.


Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:
o government entities that are prohibited from paying mutual fund sales charges
o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
o     selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o     members of an approved affinity group financial services program
o     certain insurance company contract holders (one-year CDSC usually applies)
o participants in certain retirement plans with at least 100 members (one-year CDSC applies)


To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.


2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
      o     non-retirement account: $1,000
      o     group investments: $250
      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
      o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $500

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.


4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.


5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.



                                                                YOUR ACCOUNT  15

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clipart]      o Make out a check for the         o Make out a check for the
                 investment amount, payable to      investment amount payable
                 "John Hancock Signature            to "John Hancock Signature
                 Services, Inc."                    Services, Inc."

               o Deliver the check and your       o Fill out the detachable
                 completed application to your      investment slip from an
                 financial representative, or       account statement. If no
                 mail them to Signature Services    slip is available, include
                 (address on next page).            a note specifying the fund
                                                    name, your share class,
                                                    your account number and
                                                    the name(s) in which the
                                                    account is registered.

                                                  o Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, or mail
                                                    them to Signature Services
                                                    (address on next page).

By exchange


[Clipart]      o Call your financial              o Call your financial
                 representative or Signature        representative or Signature
                 Services to request an             Services to request an
                 exchange.                          exchange.


By wire

[Clipart]      o Deliver your completed           o Instruct your bank to wire
                 application to your financial      the amount of your
                 representative, or mail            investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900000260
               o Obtain your account number         Routing # 211475000
                 by calling your financial          Specify the fund name, your
                 representative or                  share class, your account
                 Signature Services.                number and the name(s)
                                                    in which the account is
               o Instruct your bank to wire         registered. Your bank may
                 the amount of your investment      charge a fee to wire funds.
                 to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000
                 Specify the fund name, your
                 choice of share class, the new
                 account number and the name(s)
                 in which the account is
                 registered. Your bank may charge
                 a fee to wire funds.

By phone

[Clipart] See "By wire" and "By exchange."       o Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing
                                                   House (ACH) system.

                                                 o Complete the "Invest-By-
                                                   Phone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                 o Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 o Tell the Signature Services
                                                   representative the fund name,
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount
                                                   of your investment.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


16  YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                  To sell some or all of your shares

By letter

[Clipart] o Accounts of any type.            o Write a letter of instruction
          o Sales of any amount.               or complete a stock power
                                               indicating the fund name, your
                                               share class, your account
                                               number, the name(s) in which
                                               the account is registered and
                                               the dollar value or number of
                                               shares you wish to sell.

                                             o Include all signatures and any
                                               additional documents that may
                                               be required (see next page).

                                             o Mail the materials to Signature
                                               Services.

                                             o A check will be mailed to the
                                               name(s) and address in which
                                               the account is registered, or
                                               otherwise according to your
                                               letter of instruction.

By phone

[Clipart] o Most accounts.                   o For automated service 24 hours
          o Sales of up to $100,000.           a day using your touch-tone
                                               phone, call the EASI-Line at
                                               1-800-338-8080.

                                             o To place your order with a
                                               representative at John Hancock
                                               Funds, call Signature Services
                                               between 8 A.M. and 4 P.M.
                                               Eastern Time on most business
                                               days.

By wire or electronic funds transfer (EFT)

[Clipart] o Requests by letter to            o Fill out the "Telephone
            sell any amount (accounts          Redemption" section of your
            of any type).                      new account application.

          o Requests by phone to sell        o To verify that the telephone
            up to $100,000 (accounts           redemption privilege is in
            with telephone redemption          place on an account, or to
            privileges).                       request the forms to add it
                                               to an existing account, call
                                               Signature Services.

                                             o Amounts of $1,000 or more will
                                               be wired on the next business
                                               day. A $4 fee will be deducted
                                               from your account.

                                             o Amounts of less than $1,000
                                               may be sent by EFT or by check.
                                               Funds from EFT transactions
                                               are generally available by
                                               the second business day.
                                               Your bank may charge a fee
                                               for this service.

By exchange

[Clipart] o Accounts of any type.            o Obtain a current prospectus for
          o Sales of any amount.               the fund into which you are
                                               exchanging by calling your
                                               financial representative or
                                               Signature Services.


                                             o Call your financial
                                               representative or Signature
                                               Services to request an exchange.


----------------------------------------


Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000


Phone
1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                YOUR ACCOUNT  17

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
o     your address of record has changed within the past 30 days
o     you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:
o     a broker or securities dealer
o     a federal savings, cooperative or other type of bank
o     a savings and loan or other thrift institution
o     a credit union
o     a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                       [Clipart]
--------------------------------------------------------------------------------

Owners of individual, joint,            o Letter of instruction.
sole proprietorship, UGMA/UTMA          o On the letter, the signatures and
(custodial accounts for minors)           titles of all persons authorized to
or general partner accounts.              sign for the account, exactly as
                                          the account is registered.
                                        o Signature guarantee if applicable
                                          (see above).


Owners of corporate or                  o Letter of instruction.
association accounts.                   o Corporate resolution, certified
                                          within the past twelve months.
                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).



Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).
                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within the
                                          past twelve months.
                                        o Signature guarantee if applicable
                                          (see above).


Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instruction.
account types not listed above.


18  YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, Signature Services is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to that of the new fund if the new fund's rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.


Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements  In general, you will receive account statements as follows:
o after every transaction (except a dividend reinvestment) that affects your account balance
o     after any changes of name or address of the registered owner(s)
o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.


                                                                YOUR ACCOUNT  19

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.


Each fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.


Dividends from a fund's short- and long-term capital gains are taxable. Taxable dividends paid in January may be taxable as if they had been paid the previous December.


The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends generally will be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are generally not exempt from state and local income taxes.

The tax information that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.


Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:
o     Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payment or periodic withdrawals from your account. To establish:
o     Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of qualified retirement plans, including IRAs, SIMPLE plans, SEPs, 401(k) plans, 403(b) plans (including
TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



20  YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock tax-free income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock tax-free income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------


             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000


                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

Asset management

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------


                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust co.
                              200 Clarendon Street
                                Boston, MA 02116


                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------


                                                                YOUR ACCOUNT  21

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals and policies Except for Massachusetts and New York Tax-Free Income Funds, each fund's investment goal is fundamental and may only be changed with shareholder approval. Each fund's policy of investing at least 80% in municipal securities is fundamental and may not be changed without shareholder approval. The High Yield Tax-Free Fund's 80% credit policy is also fundamental.

Diversification Except for the Massachusetts and New York Tax-Free Income Funds, all of the tax-free income funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                                              Unreimbursed      As a % of
Fund                                          expenses          net assets


California Tax-Free Income                    $ 4,675,967       5.45%
High Yield Tax-Free                           $ 7,504,868       5.22%
Massachusetts Tax-Free Income                 $    22,252       2.40%
New York Tax-Free Income                      $     9,306       0.39%
Tax-Free Bond                                 $10,547,839       5.86%


(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


22  FUND DETAILS

--------------------------------------------------------------------------------
Class A investments
--------------------------------------------------------------------------------

                                                        Maximum
                                 Sales charge           reallowance            First year             Maximum
                                 paid by investors      or commission          service fee            total compensation(1)
                                 (% of offering price)  (% of offering price)  (% of net investment)  (% of offering price)
Up to $99,999                    4.50%                  3.76%                  0.25%                  4.00%
$100,000 - $249,999              3.75%                  3.01%                  0.25%                  3.25%
$250,000 - $499,999              3.00%                  2.26%                  0.25%                  2.50%
$500,000 - $999,999              2.00%                  1.51%                  0.25%                  1.75%

Regular investments of
$1 million or more
First $1M - $4,999,999             --                   0.75%                  0.25%                  1.00%
Next $1 - $5M above that           --                   0.25%                  0.25%                  0.50%
Next $1 and more above that        --                   0.00%                  0.25%                  0.25%


Waiver investments(2)              --                   0.00%                  0.25%                  0.25%


--------------------------------------------------------------------------------
Class B investments
--------------------------------------------------------------------------------
                                                         Maximum
                                                         reallowance            First year             Maximum
                                                         or commission          service fee            total compensation
                                                         (% of offering price)  (% of net investment)  (% of offering price)
All amounts                                              3.75%                  0.25%                  4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


                                                                FUND DETAILS  23

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any bond fund, there is no guarantee that a John Hancock tax-free income fund will earn income or show a positive return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.

Information risk The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.
o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, such as earthquakes and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions of any sort.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


24  FUND DETAILS

--------------------------------------------------------------------------------
Higher-risk securities and practices
--------------------------------------------------------------------------------


This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semiannual reports.


10    Percent of total assets (italic type)
10    Percent of net assets (roman type)
*     No policy limitation on usage; fund may be using currently
o     Permitted, but has not typically been used
--    Not permitted

                                                          California                Massachusetts    New York
                                                           Tax-Free    High Yield     Tax-Free       Tax-Free    Tax-Free
                                                            Income      Tax-Free       Income         Income       Bond
-------------------------------------------------------------------------------------------------------------------------
Investment practices

Borrowing; reverse repurchase agreements
The borrowing of money from banks or
through reverse repurchase agreements.
Leverage, credit risks                                          15        33.3(1)       33.3            33.3          15

Repurchase agreements  The purchase of
a security that must later be sold back
to the issuer at the same price plus
interest. Credit risk                                            *           *             *               *           *

Securities lending  The lending of securities
to financial institutions, which provide cash or
government securities as collateral. Credit risk              33.3          --          33.3            33.3        33.3

Short-term trading  Selling a security soon after
purchase. A portfolio engag ing in short-term
trading will have higher turnover and transaction
expenses. Market risk                                            *           *             *               *           *

When-issued securities and forward commitments
The purchase or sale of securities for
delivery at a future date; market value may
change before delivery. Market, opportunity,
leverage risks                                                   *           *             *               *           *

-------------------------------------------------------------------------------------------------------------------------
Conventional securities

Non-investment-grade debt securities
Debt securities rated below BBB/Baa are
considered junk bonds. Credit, market, interest
rate, liquidity, valuation, information risks                   20          85          33.3            33.3          35

Private activity bonds  Municipal debt obligations
that are backed primarily by revenues
from non-governmental entities. Credit, information,
interest rate, political, natural event risks                    *           *             *               *           *

Restricted and illiquid securities  Securities not
traded on the open market. May include illiquid
Rule 144A securities. Liquidity, valuation, market
risks                                                           10          10            15              15          10

-------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities

Participation interests Securities representing
an interest in another security, often a municipal
lease obligation (MLO). MLOs are not backed by the
full faith and credit of the issuing municipality
Credit, information, interest rate, liquidity,
valuation risks                                                  *           *             *               *           *

-------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities

Financial futures and options; securities and
index options Contracts involving the right or
obligation to deliver or receive assets or money
depending on the performance of one or more
assets or an economic index
o     Futures and related options. Interest
      rate, market, hedged or speculative
      leverage, correlation, liquidity,
      opportunity risks                                          *           *             *               *           *
o     Options on securities and indices. Interest
      rate, market, hedged or speculative leverage,
      correlation, liquidity, credit, opportunity
      risks                                                      o           o             o               o           o

Structured securities  Leveraged and/or indexed debt
securities, including principal-only and interest-only
securities, leveraged floating rate securities and
others. These securities tend to be highly sensitive
to interest rate movements and their performance may
not correlate to such movements in a conventional
fashion. Credit, interest rate, market, speculative
leverage, liquidity, valuation risks                             *           *             *               *           *


Swaps, caps, floors, collars  OTC contracts involving
the right or obligation to receive or make payments
based on two different income streams. Correlation,
credit, interest rate, hedged or speculative leverage,
liquidity, valuation risks                                       o           o             o               o           o


(1) Applies to reverse repurchase agreements. Other borrowings are limited to 15% of total assets.


                                                                FUND DETAILS  25

--------------------------------------------------------------------------------
Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------


    Quality rating
    (S&P/Moody's)(2)             High Yield Tax-Free Fund   Tax-Free Bond Fund
Investment-Grade Bonds
    ----------------------------------------------------------------------------
    AAA/Aaa                      11.4%                      31.2%
    ----------------------------------------------------------------------------
    AA/Aa                         1.6%                       8.5%
    ----------------------------------------------------------------------------
    A/A                           4.0%                      16.3%
    ----------------------------------------------------------------------------
    BBB/Baa                      27.7%                      31.8%
--------------------------------------------------------------------------------
Junk Bonds
    ----------------------------------------------------------------------------
    BB/Ba                        48.2%                      11.0%
    ----------------------------------------------------------------------------
    B/B                           7.1%                       1.2%
    ----------------------------------------------------------------------------
    CCC/Caa                       0.0%                       0.0%
    ----------------------------------------------------------------------------
    CC/Ca                         0.0%                       0.0%
    ----------------------------------------------------------------------------
    C/C                           0.0%                       0.0%
    ----------------------------------------------------------------------------
    % of portfolio in bonds     100.0                      100.0


n Rated by Standard & Poor's or Moody's n Rated by the adviser

(1)   Data as of fund's last fiscal year end.
(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


26  FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock tax-free income funds:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on all aspects of the funds. The current annual/ semiannual report is included in the SAI.


A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).


To request a free copy of the current annual/semiannual report or SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603

       John Hancock(R)
       Financial Services


                                               (C) 1996 John Hancock Funds, Inc.
                                                                      TEXPN 1/98

                       JOHN HANCOCK TAX-EXEMPT SERIES FUND


                 John Hancock Massachusetts Tax-Free Income Fund
                 John Hancock New York Tax-Free Income Fund


                           Class A and Class B Shares
                       Statement of Additional Information


                                 January 1, 1998

This Statement of Additional Information provides information about John Hancock Tax-Exempt Series Fund (the "Trust") and its two series, the John Hancock Massachusetts Tax-Free Income Fund and the John Hancock New York Tax-Free Income Fund (each a "Fund" and together, the "Funds"), in addition to the information that is contained in the combined Tax-Free Income Funds' Prospectus dated January 1, 1998 (the "Prospectus"). Each Fund is a non-diversified series of the Trust.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
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                                TABLE OF CONTENTS


                                                                            Page
Organization of the Funds .....................................................2
Investment Objective and Policies .............................................2
Special Risks .................................................................6
Ratings.......................................................................12
Investment Restrictions ......................................................22
Those Responsible For Management .............................................24
Investment Advisory And Other Services .......................................33
Distribution Contracts .......................................................35
Net Asset Value ..............................................................37
Initial Sales Charge on Class A Shares .......................................38
Deferred Sales Charge on Class B Sares .......................................40
Special Redemptions ..........................................................43
Additional Services And Programs .............................................44
Description Of The Funds' Shares .............................................45
Tax Status ...................................................................47
State Income Tax Information .................................................51
Calculation Of Performance ...................................................53
Brokerage Allocation .........................................................55
Transfer Agent Services ......................................................57
Custody Of Portfolios ........................................................57
Independent Accountants ......................................................57
Appendix A ..................................................................A-1
Financial Statements ........................................................F-1


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ORGANIZATION OF THE FUNDS

The Funds are a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, Inc. (the "Adviser") is the Funds' investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


Prior to January 2, 1991, when the Trust changed its name, it was known as John Hancock Tax-Exempt Series Fund. Prior to July 1, 1996, the Massachusetts Tax-Free Income Fund (the "Massachusetts Fund") and the New York Tax-Free Income Fund (the "New York Fund") were known as the Massachusetts Portfolio and the New York Portfolio, respectively.

INVESTMENT OBJECTIVES AND POLICIES


The following information supplements the discussion of the Funds' investment objective and policies discussed in the Prospectus. There is no assurance that either Fund will achieve its investment objective.

                                    Massachusetts Fund

The Massachusetts Fund is intended to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of Massachusetts. The Massachusetts Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.

                                  New York Fund

The New York Fund is intended to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of New York State and New York City. The New York Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.


As defined in this Statement of Additional Information, "Tax-Exempt Bonds" and tax-exempt securities refer to debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is excludable from gross income for Federal income tax purposes, without regard to whether the interest income thereon is exempt from the personal income tax of any state.

General. Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

All of the investments of each Fund will be made in:

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         (1)      Tax-Exempt  Bonds which at the time of purchase are rated A or better by Standard & Poor's  Ratings  Group  ("S&P"),  Moody's
                  Investors  Service,   Inc.   ("Moody's")  or  Fitch  Investors
                  Services, Inc. ("Fitch"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality.

         (2) Tax-Exempt Bonds which are rated BBB or BB by S&P or by Fitch or Baa or Ba by Moody's, or which are unrated but are considered by the Adviser to be of comparable quality. Not more than one-third of a Fund's total assets will be invested in Tax-Exempt Bonds rated lower than A or determined to be of comparable quality.

         (3) Notes of issuers having an issue of outstanding Tax-Exempt Bonds rated not lower than A by S&P, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's, or unrated notes which are determined to be of comparable quality by the Adviser.

         (4) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.

         (5) Commercial paper which is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issuers designated A-1 or P-1.

Tax-Exempt Bonds. Tax-Exempt Bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-Exempt Bonds may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses.

In addition, certain types of "private activity bonds" may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such private activity bonds are included within the term Tax-Exempt Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes.

The interest income on certain private activity bonds (including each Fund's distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the Federal alternative minimum tax. The Funds will not include tax-exempt bonds generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the Prospectus.

Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also constitute Tax-Exempt Bonds, but current Federal tax law places substantial limitations on the size of such issues.

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

Notes. Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

         1. Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development ("HUD") and carry a United States Government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the United States Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from Project Notes.

         2. Tax-Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.

         3. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

         4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the Notes.

         5. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax- exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Yields. The yields on Tax-Exempt Bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Moody's , Fitch and S&P represent their opinions as to the quality of various Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of Tax-Exempt Bonds or changes in the investment objectives of investors.

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"Moral Obligation" Bonds.  Neither Fund currently intends to invest in so-called
"moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

Lower Rated High Yield "High Risk" Debt Obligations. Each Fund may invest in high yielding, fixed income securities rated below Baa by Moody's or BBB by S&P or Fitch or which are unrated but are considered by the Adviser to be of comparable quality. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Bonds rated BB or Ba are generally referred to as junk bonds. See the "Appendix" attached hereto.

The values of lower-rated securities and those which are unrated but which are considered by the Adviser to be of comparable quality generally fluctuate more than those of high-rated securities. These securities involve greater price volatility and risk of loss of principal and income. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower-rated securities generally respond to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer's ability to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting a Fund's exposure to the risks associated with lower rated securities. Because each Fund invests in securities in the lower rated categories, the achievement of each Fund's goals is more dependent on the Adviser's ability than would be the case if each Fund were investing in securities in the higher rated categories.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities, the portfolio manager of each Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. Each Fund may invest in debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Additional Risks. Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or, as the case may be, the Massachusetts or New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due principal of and interest on their Tax- Exempt Bonds may be materially affected.

From time to time, proposals have been introduced before Congress which would adversely affect the Federal income tax consequences of holding Tax-Exempt Bonds. Federal tax legislation enacted primarily during the 1980's limits the types and amounts of Tax-Exempt Bonds issuable for certain purposes, especially for industrial development bonds and other types of so-called "private activity" bonds. Such limits may affect the future supply and yields of these types of Tax-Exempt Bonds. Further proposals limiting the issuance of Tax-Exempt Bonds may well be introduced in the future. If it appeared that the availability of

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Tax-Exempt  Bonds  for  investment  by a  Fund  and  the  value  of  the  Fund's investments could be materially affected by such changes in law, the Trustees would reevaluate such Fund's investment objective and policies and consider changes in the structure of the Fund or its dissolution.




Non-Diversification. Each Fund has registered as a "non-diversified" investment company, permitting the Adviser to invest more than 5% of the assets of each Fund in the obligations of any one issuer. Since a relatively high percentage of a Fund's assets may be invested in the obligations of a limited number of issuers, the value of Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

Ratings. Ratings for Bonds issued by various jurisdictions are noted herein. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. Any downward revision or withdrawal of a rating could have an adverse effect on the market prices of any of the bonds described herein.


Participation Interests. Participation interests, which may take the form of interests in, or of a lending syndicate. Each Fund's investments in participation interests may be subject to its 15% of net assets limitation on investments in illiquid securities. A fund may purchase only those participation interest that mature in 60 days or less or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.


The investment objectives and policies described above under the caption "Investment Objectives and Policies" are not fundamental and may be changed by the Trustees without shareholder approval. The policy of each Fund requiring that under normal circumstances at least 80% of the Fund's net assets consist of Tax-Exempt Bonds is fundamental and may not be changed by the Trustees without shareholder approval.


SPECIAL RISKS

The following information as to certain special risks associated with investing in Massachusetts and New York constitutes only a brief summary and does not

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

purport to be a complete description of the considerations associated with such investments. The information is based in part on information from official statements related to securities offerings of Massachusetts and New York issuers and is believed to be accurate.

Massachusetts Tax-Exempt Bonds

The economy of the Commonwealth of Massachusetts (the "Commonwealth") continues to remain strong with unemployment falling to 4.3% for 1996, while the national unemployment rate was 5.3%. In September 1997, the unemployment rate in the Commonwealth was 4.0% versus the national rate of 4.9%.

The financial condition of the Commonwealth has improved over the last five years. This improvement reflects the combination of implementing more conservative fiscal policy and budgetary practices, as well as increasing tax revenues from a steadily growing state economy. Since Fiscal 1994, the Commonwealth's tax revenues have increased from $10.6 billion to an estimated $12.9 billion in Fiscal 1998, an average annual gain of 5.3%. For Fiscal 1998, tax revenues are expected to remain level with 1997 estimates, while including a proposed reduction in the tax rate on certain personal income of $196 million, and a change in the sales tax payment schedule, accounting for $140 million. Initial projections suggest that Fiscal 1998 could mark the commonwealth's seventh consecutive operating surplus.

In response to continued strong economic growth, sound financial position, and the significant progress made in reducing the state's unfunded pension liability, Standard and Poor's raised the Commonwealth's credit rating from A+ to AA- in October of 1997.

Prior Fiscal Years

Fiscal 1994. The Commonwealth ended Fiscal 1994 with an operating surplus of approximately $27 million and aggregate ending operating fund balance of approximately $589 million, including a Stabilization Fund balance of $383 million. For the year, budgeted revenues totaled $15.5 billion, representing an increase of 5.7% over Fiscal 1993. The Commonwealth budgeted expenditures in Fiscal 1994 totaled $15.523 billion, approximately 5.6% higher than the Fiscal 1993 budgeted expenditures.

Fiscal 1995. Fiscal 1995 tax revenue collections totaled $11.163 billion. Budgeted revenues and other sources, including non-tax revenue collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

During Fiscal 1995, a modification was enacted creating a formula for assigning certain year-end surpluses to the Stabilization Fund. The new allocations called for sharing funds between the Stabilization Fund and the newly created Cost Stabilization Fund. Amounts in the Cost Relief Fund can be appropriated for the following purposes: 1) to subsidize costs of the Massachusetts Water Pollution Abatement Trust projects; 2) finance homeowner loans to facilitate compliance with sanitary waste regulations; 3) mitigate sewer rate increases; and 4) unanticipated obligations or extraordinary expenditures of the Commonwealth. As calculated by the Comptroller, the amount of surplus funds (as described above) for fiscal 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as an initial balance for Fiscal 1996; $27.9

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

million was deposited in the Stabilization Fund; and approximately $11.1 million was deposited to the Cost Relief Fund.

Fiscal 1996. The Fiscal 1996 budget totaled approximately $16.9 billion, a $684 million, or 4.5% increase over Fiscal 1995 spending. Comprehensive educational reform funding with a $233 million addition represented the largest individual expenditure increase. The Commonwealth ended Fiscal Year 1996 showing a gain of 5.5% in total revenues and an operating surplus of 2.8%. An unexpected increase in income tax revenues produced sufficient revenues to fully fund the Stabilization Reserve to $543 million, a threshold set equal to 5% of tax revenues less debt service, and to establish a tax reduction reserve equal to $234 million. Monies in the tax reduction reserve were applied as one-time tax credit for Fiscal Year 1997.

Fiscal 1997. The 1997 budget provided for expenditures of $17.7 billion, an increase of 4.8% over Fiscal 1996. This budget incorporated an expected decline in income tax revenues and anticipated using reserves to maintain budget balance. Tax revenues, however, increased by 6.7% from 1996. On August 29th a supplemental appropriation bill was enacted, which provided for $195 million in additional fiscal 1997 appropriations, of which $63.7 million were carried forward into fiscal 1998.

The Legislature established a Capital Investment Trust Fund to provide for the transfer of $229.8 million to finance specified expenditures for equipment purchases, deferred maintenance and repairs, technology upgrades, and capital purchases and improvements. The spending authorization expires in 1999 when any unexpended balances in the fund will be transferred to the Stabilization Fund. In addition to the mandated transfer, the legislature transferred $100 million to the Stabilization Fund, and $128 million to a Caseload Increase Mitigation Fund which had been established in fiscal budget 1998.


Current Fiscal Year

Fiscal 1998. Paul Cellucci became Acting Governor of Massachusetts on July 29, 1997 when Governor Bill Weld resigned the post to pursue the US Ambassadorship to Mexico. The budget for fiscal 1998, approved on July 10, 1997, was based on a tax revenue forecast of $12.85 billion. Fiscal 1998 emphasizes economic development, children and families, education and training, supporting cities and towns, public safety and environmental management. Specific programs include reductions in corporate taxes, proposals to reduce individual tax rates, increases in child care, job training and education assistance, additional school building support, increased aid to cities and towns, and rate relief for communities involved with the Massachusetts Water Resource Authority. The fiscal 1998 tax forecast later increased to $13.06 billion on July 30th and then to $13.20 billion on October 15th. Through September, 1997 tax collections total $3.089 billion, 7.3% higher than collections for this time period in fiscal 1997, and $9.5 million above projected tax revenues. On July 30th, Acting Governor Cellucci filed legislation to reduce the certain income tax rates, estimated to cost $196 million in fiscal 1998. The fiscal 1998 budget provides for $18.4 billion in appropriations, which was reduced by $3.3 million by Governor Weld. This is a 3.8% increase over estimated fiscal 1997 expenditures.

On July 10th, Governor Weld filed a supplemental appropriation bill which would reduce appropriations to public higher education by $24 million to create a $24 million reserve to offset reductions in student fees during fiscal 1998. The bill also eliminates student fee increases after July 1st, 1997 without approval of the Board of Higher Education. On October 6th, a bill was filed to spend $51.6 million on construction and repair of local roads and bridges. On October 17th, an additional supplemental appropriations bill was filed recommending $37.5 million to provide for certain unanticipated obligations of the Commonwealth, and to propose the transfer off-budget of the $128 million

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

Caseload Increase Mitigation Fund to a trust fund and of a $206 million Department of Medical Assistance reserve to indemnify certain medical facilities against losses that might result from providing uncompensated care. These supplemental appropriation bills are being considered by the House Committee on Ways and Means.

Credit Factors

The uncertainty surrounding the expected final cost of the Central Artery/Ted Williams Tunnel project could impact the continuing fiscal health of the Commonwealth. Currently, the Commonwealth estimates that project costs should total $11.6 billion. This projection anticipates that the annual Federal highway funding of at least $550 million will be provided up until completion in 2005. Recent revisions proposed for the allocation of federal highway funds suggest that the Commonwealth may receive less than the expected $550 million for completion of the Central Artery. Any shortfalls in Federal funding or unanticipated escalations in project costs will place additional burdens upon the transportation agencies and the general credit of the Commonwealth to fund these ongoing amounts from surplus revenues or additional debt issuance.

Commonwealth-funded local aid represents an important component of the operating budgets of cities and towns, and decreases in this funding could negatively impact their ratings. Changes in local aid funding could also negatively impact a locality's ability to pay assessments from certain Commonwealth agencies, including the Massachusetts Bay Transportation Authority and the Massachusetts Water Resources Authority. In the event that a locality incurs substantial financial difficulties, the Commonwealth may intervene and place the locality under State receivership.

The fiscal viability of the authorities and municipalities in Massachusetts is inextricably linked to the financial health of the Commonwealth as well as to the guarantee of the debt of several authorities, most notably, the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. These agency ratings are based on this guarantee and can be expected to follow any changes in the Commonwealth's rating. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain governmental entities may impair the ability of issuers to maintain debt service on their obligations.

The tax on personal property and real estate is virtually the only source of local tax revenues available to the Commonwealth's cities and towns to meet local costs. "Proposition 2 1/2", an initiative adopted by the voters in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of full and fair cash value of taxable property and real estate, and limited the amount that all cities and towns might increase their property tax from year to year.

Growth of tax revenues in the Commonwealth is limited by law. Effective July 1, 1990, the amount of direct bonds the Commonwealth could have outstanding in any fiscal year was limited, and the total appropriation for any fiscal year for general obligation debt service was limited to 10%. Moreover, Massachusetts local government entities are subject to certain limitations on their taxing power. These limits could affect their ability, or the ability of the Commonwealth, to meet their respective financial obligations.

If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by a Fund, a Fund's net asset value, a Fund's ability to preserve or realize capital appreciation or a Fund's liquidity could be impaired.

The rating  agencies have assigned the following long term credit ratings to the
Commonwealth: "A1" from Moody's; "AA-" from Standard and Poor's, and "A+" from Fitch.

New York Tax-Exempt Bonds

The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State (the "State" or "New York State") certain of its authorities and New York City (the "City" or "New York City") as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee of pledge provided by the State. It should also be noted that the fiscal stability of New York State is related to the fiscal stability of New York City and of the State's Authorities. New York State's experience has been that if New York City or any other major political subdivision or any of the State's Authorities suffers serious financial difficulty, the ability of New York State, New York State's political subdivisions (including New York City) and the State's Authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive New York State financial assistance. Moreover, New York City accounts for approximately 40 percent of New York State's population and tax receipts, so New York City's financial integrity in particular affects New York State directly. Accordingly, if there should be a default by New York City or any other major political subdivision or any of the State's Authorities, the market value and marketability of all New York Tax-Exempt Bonds issued by New York State, its political subdivisions and Authorities ("New York Tax-Exempt Bonds") could be adversely affected. This would have an adverse effect on the asset value and liquidity of the New York Fund, even though securities of the defaulting entity may not be held by the Fund.

Regional Economy

Based upon forecasts for the national economy, the State's Budget Division projects continuation of moderate employment growth throughout the remainder of 1997. Wage and personal income growth should be slower when compared to 1996, since the forecast does not anticipate another sharp rise in Financial Industry bonus payments occurring in December. Total and private-sector employment should continue to grow at about the same rate as 1996, when employment increased by 0.8%, representing a 0.2% improvement; a net expansion of 60,000 jobs over the 1995. In 1996, the unemployment rates for New York State and New York City were 6.2% and 8.8% respectively, as compared to 5.3% for the United States. For September of 1997, unemployment in New York State and New York City have risen to 6.4% and 8.9% respectively, as compared to the rate for the United States which has gone down to 4.9%.

1997-1998 Fiscal Year. On August 4, 1997, the State's budget for fiscal 1997-1998 was adopted by the Legislature, more than four months after the start of the fiscal year on April 1, 1997. The State Financial Plan for 1997-1998 was formulated on August 11, 1997, and is expected to be updated in October and January. State Funds disbursements are projected to increase by 7.0% from 1996-1997. General Fund disbursements are planned to increase by $1.7 billion, or 5.2% over 1996-1997 levels. The Plan calls for the provision of $927 million in reserves including: a reserve for future needs of $530 million, and a projected balance of $332 million in the Tax Stabilization Reserve Fund, and a projected $65 million balance in the Contingency Reserve Fund. Revenues are expected to increase due to increased resources produced in 1996-1997 fiscal year that will be used during 1997-1998, reestimates of social services, fringe benefit and other spending, and certain non-recurring resources.

The budget adopted includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. This tax reductions will not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

The state expects to finance its capital program through bond issuance by the State and its Authorities. The state anticipates issuing $605 million in general obligation bonds and, $140 million in general obligation commercial paper. The Legislature has authorized the issuance of $311 million in COPs for equipment purchases. Borrowing by Authorities through lease-purchase and contractual-obligation financings are expected to total $1.9 billion.

1996-1997 Fiscal Year. The state ended the 1996-1997 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Funds of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

General Fund receipts totaled $33 billion during the Fiscal Year. Revenues increased $1.91 billion (nearly 6.0%) over the prior fiscal year. Personal income taxes grew $620 million (3.6%), despite the implementation of scheduled tax cuts. This increase is attributable to moderate employment and wage growth and the strong financial markets during 1996.

The General Fund reported an operating surplus of $1.93 billion for the fiscal year, as compared to $380 million for the previous fiscal year. Debt Service Funds ended the 1996-1997 fiscal year with an operating deficit of $37 million, as a result, the accumulated fund balance declined to $1.90 billion. An operating surplus was reported for the Special Revenue Funds and the Capital Projects Funds of $65 million and $98 million respectively, bringing the accumulated fund balance of the Special Revenue Fund to $532 million, and the accumulated fund balance of the Capital Projects Fund to $614 million.

Expenditures increased $830 million or 2.6% from the prior fiscal year. The largest increases occurred in pension contributions, which were up $514 million (198.2%), and State aid for education spending, which was up $351 million ( 3.4%). The pension increase was due to the State paying off its 1984-85 and 1985-86 pension amortization liability. Modest increases in other State aid spending was offset by a decline in social services expenditure of $157 million (1.7%).

1995-1996 Fiscal Year. The State ended the 1995-1996 Fiscal Year with a surplus of $129 million or 0.4% or expenditures. The closing fund balance of $287 million reflects balances of about $237 million in Tax Stabilization Reserve and $50 million in the Contingency Reserve Fund.

General Fund receipts totaled $32.8 billion during the Fiscal Year. Although revenues missed the targeted amounts by over $300 million, program cuts enabled the state to generate an operating surplus. Reductions in personal income tax and business tax rates lowered revenues by over $600 million, an amount in line with projections. This shortfall in revenues was partially offset by transfers which increased by about $200 million over Fiscal Year 1994-1995.

Disbursements from the General Fund declined by about $800 million or 2.4% over the previous fiscal year. The major shift in expenditures stemmed from a $768 million reduction in Grants to local governments attributed primarily to staff reductions and the implementation of program efficiencies in social welfare programs. In addition, state operations fell by $355 million or 5.6% compared with Fiscal Year 1994-1995.

1994-1995 Fiscal Year. The State ended the 1994-95 Fiscal Year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund.

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


General Fund receipts fell short of projections by $1.163 billion. Personal income tax collections reflected weak estimated tax collections and lower withholding due to reduced wage and salary growth, weakness in the brokerage industry, and deferral of capital gains realizations in anticipation of Federal tax changes. Business taxes fell short by $373 million, reflecting lower bank payments as substantial overpayments of the 1993 liability depressed net collections. Offsetting these shortfalls were user taxes and fees, which exceeded projections by $210 million.

Disbursements of the General Fund were lower than original projections by $848 million. Educational costs fell short of projections by $188 million in part due to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds. The spending reductions also reflect measures taken by the Governor to avert a gap in the 1994-95 State Financial Plan in January 1995. These actions included a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

RATINGS

On August 28, 1997 Standard and Poor's upgraded their rating for the State of New York from to A- to A, this upgrade was the first rating increase in 10 years for the State of New York. The current General Obligation ratings for the State of New York are A2 by Moody's, A by S&P and A+ by Fitch Investors Services.

Credit Considerations

Current Budget. The Fiscal Year 1997-1998 budget which projects to generate a slight surplus contains certain risks related to the underlying assumptions of the budget. These risks relate primarily to the economy and tax collections over the second half of the fiscal year. In the event that increases in interest rates, changes in the health care industry, or other sectors could result in slower economic growth and a deterioration in State revenues.

Welfare Reform. The recent enactment of Federal Welfare reform also could impact the ability of the state to maintain budget balance. This new legislation places additional performance burdens upon the state regarding caseload and work activity compliance. Governor Pataki signed into law a comprehensive welfare law reform bill on August 20, 1997, which took effect November 1, 1997. The new policy aims to reduce welfare rolls by: rewarding work by enabling recipients to keep more of what they earn, making day care more available, and continuing Medicaid benefits after leaving welfare.

Authorities The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and Authorities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to New York State. Authorities may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls, mass transportation and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could result in a default by one or more of the Authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its Authorities. As of March 31, 1996, there was outstanding a $38.2 billion aggregate principal amount of bonds and notes issued

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

by Authorities which were either guaranteed by the State or supported by the State through lease-purchase and contractual-obligation arrangements or moral obligation provisions.

Agencies and Localities Beginning in 1975 (in part as a result of the then current New York City and UDC financial crises), various localities of New York State began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial difficulties leading to requests for State assistance. If future financial difficulties cause agencies or localities to seek special State assistance, this could adversely affect New York State's ability to pay its obligations. Similarly, if financial difficulties of New York State result in New York City's inability to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of New York, its agencies and municipalities such as the New York Municipal Obligations held by the Fund.

Reductions in Federal spending could materially and adversely affect the financial condition and budget projections of New York State's localities. Should localities be adversely affected by Federal cutbacks, they may seek additional assistance from the State which might, in turn, have an adverse impact on New York State's ability to maintain a balanced budget.

New York City In 1975, New York City encountered severe financial difficulties which impaired the borrowing ability of New York City, New York State, and the Authorities. New York City lost access to public credit markets and was not able to sell debt to the public until 1979.

As a result of the City's financial difficulties, certain organizations were established to provide financial assistance and oversee and review the City's financing. These organizations continue to exercise various monitoring functions relating to the City's financial position.

New York City has maintained a balanced budget since 1981, and has retired all of its federally guaranteed debt. As a result of the City's success in balancing its budget, certain restrictions imposed on the City by the New York Financial Control Board (the "Control Board"), which was created in response to the City's 1975 fiscal crises, have been suspended. Those restrictions, including the Control Board's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plan of the City, will remain suspended unless and until, among other things, there is a substantial threat of an actual failure by New York City to pay debt service on its notes and bonds or to keep its operating deficits below $100 million. Although the City has maintained a balanced budget in recent years, the ability to balance future budgets is contingent upon actual versus expected levels of Federal and State Aid and the effects of the economy on City revenues and services.

The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $2.4 billion of short term obligations to finance the City's current estimate of its seasonal financing needs during its 1997 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $16.2 billion for the City's fiscal years 1998 through 2001 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirements include expenditures for the City's water supply system, sewage and waste disposal systems, roads, bridges, mass transit, schools and housing. In 1997, to help the City avoid exceeding its State Constitutional general debt limit, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program.

New York cities and towns have experienced financial stress due to the slow rate of recovery from the recession of 1992; offset in part by increasing local assistance support from the state. The 1997-1998 State Financial Plan projects total receipts of the State's General Fund to be $35.1 billion, an increase of $205 million from the prior fiscal year. State General Fund disbursements and transfers will be $170.3 million above the level of disbursements in 1996-1997.

Grants to local governments, including education aid and Social Services, are anticipated to increase by $75 million from the prior fiscal year.

Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's 1997-98 fiscal year and thereafter. Continuing fiscal difficulties experienced by the City of Troy, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.

The total indebtedness (bonds and notes) of all localities in the State, other than New York City, was approximately $19 billion as of the localities' fiscal year ending during 1995. Certain counties and other local governments have encountered significant financial difficulties, including Nassau County and Suffolk County (which each received approval by the legislature to issue deficit notes). The State has imposed financial control on the City of New York from 1977 to 1986 and on the City of Yonkers in 1984, 1988 and 1989, and the City of Troy commencing in 1995, under an appointed control board in response to fiscal crises encountered by these municipalities.

Litigation. Certain litigation pending against New York State, its subdivisions and their officers and employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these lawsuits are those that involve: (i) the validity and fairness of certain eighteenth century agreements and treaties by which Oneida and Cayuga Indian tribes transferred title to the State of approximately five million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) the care and housing for individuals released from State mental health facilities; (iv) changes in Medicaid reimbursement methodology for nursing home care; (v) the State's practice of reimbursing certain mental hygiene patient-care expenses with the client's Social Security benefits; (vi) adequacy of shelter allowance provided to recipients of public assistance; (vii) contract and tort claims; (viii) alleged violation of the Commerce Clause of the United States Constitution; (ix) enforcement of sales and excise tax collections of tobacco and motor fuel sold to non-Indian customers on Indian reservations;
(x) legality of the Clean Water/Clean Air Bond Act of 1996; and (xi) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers.

Repurchase Agreements. The Fund may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Funds enter into repurchase agreements.


Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. A Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. A Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. To minimize various risks associates with reverse repurchase agreements, the Fund will establish and maintain with the Funds custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings are outstanding. The Funds will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Options on Securities and Securities  Indices.  Each Fund may purchase and write
(sell) call and put options on any securities in which it may invest on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by each Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by a Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. Each Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchased a put option on the same security. If this occurred, the interest on the security would be taxable.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge each Fund's portfolio are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Structured or Hybrid Notes. Each Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Indexed Securities. Each Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Forward Commitment and When-Issued Securities. The Funds may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Lending of Securities. For purposes of realizing additional (taxable) income, each Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. Each Fund may reinvest any cash collateral in short-term securities and money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of each Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. Each Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short- term trading may have the effect of increasing portfolio turnover rate. The portfolio turnover rate for a Fund is calculated by dividing the lower of that Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were 1 year or less) by the monthly average value of the securities in the Fund during the year. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. Each Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The fundamental investment restrictions will not be changed for the Funds without the approval of a majority of that Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of that Fund's shares represented at a meeting if more than 50% of that Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of that Fund's outstanding shares.

The Funds may not:


         (1) Issue senior securities, except as permitted by paragraphs (2) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Funds' investment policies, and the pledge, mortgage or hypothecation of the Funds' assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not purchase securities while borrowings are outstanding.

         (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933. A Fund may also participate as part of a group in bidding for the purchase of TaxExempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

         (5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent a Fund from investing in Tax-Exempt Bonds secured by real estate or interests therein.

          (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax- Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

         (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10 percent of the outstanding voting securities of such issuer to be held by the Fund.


Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval:


The Funds may not:

         (1) Except as permitted by fundamental investment restriction (4) above, participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         (2) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.


         (3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         (4)      invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of each Fund's assets will not be considered a violation of the restriction.


THOSE RESPONSIBLE FOR MANAGEMENT


The business of each Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and/or Trustees of the Trust are also officers and/or directors of the Adviser or officers and Trustees of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                   Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                              Chairman, Trustee and Chief
October 1944                                                                   Executive Officer, The Berkeley
                                                                               Financial Group ("The Berkeley
                                                                               Group"); Chairman and Director, NM
                                                                               Capital Management, Inc. ("NM
                                                                               Capital"), John Hancock Advisers
                                                                               International Limited ("Advisers
                                                                               International") and Sovereign Asset
                                                                               Management Corporation ("SAMCorp");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds");
                                                                               Chairman, First Signature Bank and
                                                                               Trust Company; Director, John
                                                                               Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Advisers International
                                                                               (Ireland) Limited ("International
                                                                               Ireland"), John Hancock Capital
                                                                               Corporation and New England/Canada
                                                                               Business Council; Member,
                                                                               Investment Company Institute Board
                                                                               of Governors; Director, Asia
                                                                               Strategic Growth Fund, Inc.;
                                                                               Trustee, Museum of Science;
                                                                               Director, John Hancock Freedom
                                                                               Securities Corporation (until
                                                                               September 1996); Director, John
                                                                               Hancock Signature Services, Inc.
                                                                               ("Signature Services") (until
                                                                               January 1997).

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       25


                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dennis S. Aronowitz                     Trustee (3)                            Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                           University School of Law (as of
Ft. Lauderdale, FL  33327                                                      1997); Trustee, Brookline Savings
June 1931                                                                      Bank.

Richard P. Chapman, Jr.                 Trustee (1, 3)                         President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee (3)                            Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).
-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       26



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                         Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee (3)                            Vice President, Chief Financial
8046 Mackenzie Court                                                           Officer and Director of Amax Gold,
Las Vegas, NV  89129                                                           Inc.; Director, Santa Fe Ingredients
December 1928                                                                  Company of California, Inc. and
                                                                               Santa Fe Ingredients Company, Inc.
                                                                               (private food processing companies),
                                                                               Uranium Resources Corporation;
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       27



                                         Positions Held                        Principal Occupations(s)
Name and Address                         With the Company                      During the Past Five Years
----------------                         ----------------                      --------------------------

Richard A. Farrell                       Trustee(3)                            President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                           Trustee (3)                           Vice President and Chief Economist,
3054 So. Abingdon Street                                                       The Conference Board (non-profit
Arlington, VA  22206                                                           economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                        Trustee (3)                           President Emeritus, Babson College
120 Paget Court - John's Island                                                (as of 1997); Vice Chairman, Xerox
Vero Beach, FL 32963                                                           Corporation (until June 1989);
March 1932                                                                     Director, Caldor Inc., Reebok, Inc.
                                                                               (since 1994) and Inco Ltd.

Anne C. Hodsdon *                        Trustee and President (1,2)           President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Trustee,
Boston, MA  02199                                                              The Berkeley Group; Director, John
April 1953                                                                     Hancock Funds, Advisers
                                                                               International, Insurance Agency,
                                                                               Inc. and International Ireland;
                                                                               President and Director, SAMCorp. and
                                                                               NM Capital; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       28



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Dr. John A. Moore                       Trustee (3)                            President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                            Cornell Institute of Public Affairs,
Cornell University                                                             Cornell University (since August
Institute of Public Affairs                                                    1996); President Emeritus of Wells
364 Upson Hall                                                                 College and St. Lawrence University;
Ithica, NY  14853                                                              Director, Niagara Mohawk Power
May 1943                                                                       Corporation (electric utility) and
                                                                               Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                            Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).


-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       29



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc., SAMCorp.
                                                                               and NM Capital; Trustee, The
                                                                               Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Fort Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       30



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, NM Capital and
                                                                               SAMCorp.; Clerk, Insurance Agency,
                                                                               Inc.; Counsel, John Hancock Mutual
                                                                               Life Insurance Company (until
                                                                               February 1996), and Vice President
                                                                               of John Hancock Distributors, Inc.
                                                                               (until April 1994).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an  "interested  person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive  Committee.  The Executive  Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of December 1, 1997, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. On such date, the following shareholders were the only record holders and beneficial owners of 5% or more of the Fund:




Name and Address of Shareholder                        Percentage of total
                                                       Outstanding shares of the
Massachusetts                        Class of Shares   class of the Fund
-------------                        ---------------   -----------------

MLPF&S For The Sole Benefit
Of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484                  B               10.39%

New York

MLPF`&S For The Sole Benefit
Of Its Customers
Attn: Fund Aministration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484                  B               24.77%

Edward H & Patricia F Warne TTEE
Warne Family Trust
U/A DTD 12/03/83
8549 Lamp Post Circle
Manlius NY 13104-9389                       B               10.78%


The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.


                    Aggregate Compensation From the Funds (1)
                                                                                        Total Compensation
                                                                                      From the Funds and John
                                                                                       Hancock Fund Complex
Independent Trustees                Massacusetts Fund               New York Fund          to Trustees (2)
--------------------                -----------------               -------------          ---------------
Dennis J. Aronowitz                          $  320                       $ 325                $ 72,000
Richard P. Chapman(t)                           330                         336                  75,000
William J. Cosgrove(t)                          320                         325                  72,000
Douglas Costle                                  330                         336                  75,000
Leland O. Erdahl                                320                         325                  72,000
Richard A. Farrell                              330                         336                  75,000
Gail D. Fosler                                  320                         325                  72,000
William F. Glavin(t)                            320                         325                  72,000
Bayard Henry*                                     0                           0                       0
Dr. John A. Moore(t)                            320                         325                  72,000
Patti McGill Peterson                           320                         325                  72,000
John Pratt                                      320                         325                  72,000
Edward J. Spellman                              330                         336                  75,000
                                             ------                      ------                --------
Total                                        $3,880                      $3,944                $876,000


1 Compensation is for the fiscal year ended August 31, 1997.

2 Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1997. As of this date, there were sixty-seven funds in the John Hancock Fund Complex of which each of these Independent Trustees served thirty-two.

* Mr. Henry retired from his position as a Trustee effective April 26, 1996.

(t) As of September 30, 1997, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $74,492, Mr. Cosgrove was $166,255, Mr. Glavin was $196,225 and for Dr. Moore was $78,822 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $22 billion in assets under management in its capacity as investment adviser to the Funds and other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard and Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Funds have entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreements, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent.

Each Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allocable portion of the cost of the
Adviser's employees rendering such services to the subject Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Funds, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreements, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of each Fund as follows:


                     Net Asset Value                    Annual Rate
                     ---------------                    -----------
                    First $250 million                     0.500%
                    Next $250 million                      0.450%
                    Next $500 million                      0.425%
                    Next $250 million                      0.400%
              Amounts over $1,250,000,000                  0.300%

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreements, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Advisory Agreement relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Advisory Agreement.


Under the Advisory Agreements, the Funds may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


Each Advisory Agreement was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement discussed below will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holder of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement, or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.


For the year ended August 31, 1995, the management fee paid by the Massachusetts and New York Funds to the Adviser amounted to $62,994 and $57,450, respectively. For the year ended August 31, 1996, the management fee paid by the Massachusetts and New York Funds to the Adviser amounted to $39,064 and $48,077 respectively. For the year ended August 31, 1997, the management fee paid by the Massachusetts and New York Funds to the Adviser amounted to $64,441 and $63,549, respectively.


Accounting and Legal Services Agreement The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Funds with certain tax, accounting and legal services. For the fiscal year ended August 31, 1996, the Massachusetts Tax-Free Income Fund and New York Tax-Free Income Fund paid the Adviser $6,958 and $7,059, for services respectively. For the fiscal year ended August 31, 1997, the Massachusetts Tax-Free Income and New York Tax-Free Income Fund paid the Adviser $10,451 and $10,630, for services respectively.


In order to avoid conflicts with portfolio trades for the Funds, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre- clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.


DISTRIBUTION CONTRACTS


Each Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Funds. Shares of the Funds are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. John Hancock may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

For the fiscal years ended August 31, 1996 and 1997, the following amounts reflect (a) the total underwriting commissions for sales of the Funds' Class A shares and (b) the portion of such amount retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to dealers.

                     Massachusetts                    New York
                     Tax-Free Income                  Tax-Free Income

9/1/95-8/31/96       (a) $219,862    (b)  $25,097     (a) $222,608  (b) $25,703
9/1/96-8/31/97       (a) $153,486    (b)  $15,682     (a) $155,262  (b) $20,879

Each Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the each Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of each Fund's shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of each Fund's shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments they make under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses under the Class B Plan as a liability of the Funds, because the Trustees may terminate Class B Plan at any time. For the fiscal year ended August 31, 1997, an aggregate of $22,252 of distribution expenses or 2.40% of the average net assets of Massachusetts Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the same period, an aggregate of $9,306 of distribution expenses or 0.81% of the average net assets of New York Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


Each of the Plans provides that it will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. Each of the Plans may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights with respect to that Plan. Each of the Plans provide, that no material amendment to the Plan will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the applicable Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the affected Fund.


Amounts paid to John Hancock Funds by any class of shares of each Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to each Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.


During the fiscal year ended August 31, 1997, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of each of the Funds:


                                                  Expense Items

                                                  Printing and
                                                   Mailing of                                           Interest,
                                                  Prospectuses     Compensation      Expenses of        Carrying or
                                                    to New            to             John Hancock       Other Finance
        Funds                   Advertising       Shareholders    Selling Brokers    Funds              Charges
        -----                   -----------       ------------    ---------------    -----              -------
New York

  Class A                       $  36,739        $   8,847        $ 58,120         $  64,919         $      0
  Class B                       $   3,021        $     301        $    695         $   6,396         $     22

Massachusetts
Class A                         $  39,300        $   8,250        $  57,582        $  61,220         $      0
Class B                         $   2,850        $     638        $     130        $   4,783         $     32


NET ASSET VALUE


For purposes of calculating the net asset value ("NAV") of the shares of the Funds, the following procedures are utilized wherever applicable.


Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class' net assets by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A SHARES


Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then only will be issued for full shares. The Trustees of each Fund reserve the right to change or waive each Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the respective Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining a reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Funds, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

         o A bank, trust company, credit union, savings institution or other depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.

         o A member of an approved affinity group financial services plan.*

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


         o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, for each Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                              CDSC Rate

         $1 to $4,999,999                               1.00%
         Next $5 million to $9,999,999                  0.50%
         Amounts of $10 million and over                0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.


*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups which quality for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a representative of a Selling Broker.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Each Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs) and
Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the subject Fund to sell, any additional Class A shares and may be terminated at any time.


DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge (" CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares of a Fund at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                    $600
*        Minus proceeds of 10 shares not subject to CDSC (dividend
         reinvestment)                                                      -120
*        Minus appreciation on remaining shares (40 shares X $2)             -80
*        Amount subject to CDSC                                             $400


Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares of each Fund that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to each Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

For Retirement Accounts (such as IRA, SIMPLE plans, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Code.

*        Returns of excess contributions made to these plans.


* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit-Sharing Plan).


* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds.

-------------------------------------------------------------------------------
Type of        401(a) Plan  403(b)      457         IRA, IRA      Non-Retirement
Distribution   (401(k),                             Rollover
               MPP, PSP)
-------------------------------------------------------------------------------
Death or       Waived       Waived      Waived      Waived        Waived
Disability
-------------------------------------------------------------------------------
Over 70 1/2    Waived       Waived      Waived      Waived for    12% of
                                                    mandatory     account
                                                    distribution  value
                                                    or 12% of     annually
                                                    account       in
                                                    value         periodic
                                                    annually      payments
                                                    in
                                                    periodic
                                                    payments.
--------------------------------------------------------------------------------
Between 59     Waived       Waived      Waived      Waived for    12% of
1/2 and                                             Life          account
70 1/2                                              Expectancy    value
                                                    or 12% of     annually
                                                    account       in
                                                    value         periodic
                                                    annually      payments
                                                    in
                                                    periodic
                                                    payments.
--------------------------------------------------------------------------------
Under 59 1/2   Waived       Waived for  Waived for  Waived for    12% of
                            annuity     annuity     annuity       account
                            payments    payments    payments      value
                            (72t) or    (72t) or    (72t) or      annually
                            12% of      12% of      12% of        in
                            account     account     account       periodic
                            value       value       value         payments
                            annually    annually    annually
                            in          in          in
                            periodic    periodic    periodic
                            payments.   payments.   payments.
--------------------------------------------------------------------------------
Loans          Waived       Waived      N/A         N/A           N/A
--------------------------------------------------------------------------------
Termination    Not Waived   Not Waived  Not Waived  Not Waived    N/A
of Plan
--------------------------------------------------------------------------------
Hardships      Waived       Waived      Waived      N/A           N/A
--------------------------------------------------------------------------------
Return of      Waived       Waived      Waived      Waived        N/A
Excess
--------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS


Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purpose of making such payment at the same value as used in determining each Fund's net asset value. Each Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. Each Fund permits exchanges of its shares of any class for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

Each Fund may refuse any exchange order. Each Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. Each of the Funds permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the applicable Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Funds could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:


The investment will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.


Reinstatement and Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed shares of a Fund's shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of that Fund or in another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested in Class A shares of another John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC previously charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in each Fund, each Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Funds, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Funds may refuse any reinvestment request.

Each Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement Plans participating in Merrill Lynch's servicing programs.

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).


DESCRIPTION OF THE FUNDS' SHARES


The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, and in one or more classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two series of shares -- the Massachusetts Fund and the New York Fund. In addition, the Trustees have authorized the issuance of two classes of shares of each series, designated as Class A and Class B.

The shares of each class of the Funds represent an equal proportionate interest in the aggregate net assets attributable to that class or series of the Funds. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.


Unless otherwise required by the Investment Company Act or the Declaration of Trust, each Fund has no intention of holding annual meetings of shareholders. Each Fund's shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder of that Fund held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which each Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Funds reserve the right to reject any application which conflicts with the Funds' internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card checks. Use of information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS


Federal Income Taxation. Each Fund is treated as a separate entity for accounting and tax purposes and each has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its taxable and tax-exempt income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a four percent non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.


Each Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, a Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Funds intend to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If a Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of a Fund even though the borrowed money may not be directly traceable to the purchase of shares.


Although all or a substantial portion of the dividends paid by a Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, each Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from a Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from a Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax- exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from a Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that will enable the Funds to pass through to their shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of a Fund.


Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of a Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of a Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of Fund securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor's purchase of a Fund's shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of the shares of a Fund is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of the shares of a Fund held for various periods, including the treatment of losses on the sale of shares held for six months or less that are recharacterized as long-term capital losses, as described above. Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. A Fund will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to federal income tax in the hands of the applicable Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each of the Funds is permitted to carryforward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Massachusetts Fund has a realized capital loss carryforward of $524,746, of this amount $387,469 expires August 31, 2003 and $137,277 expires August 31, 2004. The New York Fund has a realized capital loss carryforward of $292,545 of this amount $75,132 expires August 31, 2003 and $217,413 expires August 31, 2004.

Each Fund is required to accrue original issue discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options and futures contracts or other transactions may also require a Fund to recognize income or gain without a concurrent receipt of cash. However, each Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rate swaps, caps, floors and collars, and possibly other investments or transactions, are unclear in certain respects, and each Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.


Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, a Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.


The Funds may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and seek to avoid becoming subject to Federal income or excise tax.

Dividends and capital gain distributions paid by the Fund will not qualify for the dividends-received deduction for corporate shareholders.


Limitations imposed by the Code on regulated investment companies like the Funds may restrict each Fund's ability to enter into futures and options transactions.


Certain options and futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, a Fund may be required to recognize gain (subject to tax distribution requirements) if an option, future, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of a Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor Fund positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Some of these transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Income Tax Information." The discussion does not address special tax rules applicable to certain types of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.


Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from a Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

STATE INCOME TAX INFORMATION

Massachusetts Taxes


The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each Fund qualifies as a regulated investment company under the applicable provisions of federal law incorporated in Massachusetts law, it will also not be required to pay any Massachusetts income tax.


To the extent that exempt-interest dividends paid to shareholders by the Massachusetts Fund are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and short-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net capital gain are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt- interest dividends) and from capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.


For personal income tax purposes, long-term capital gains from the sale of a capital asset are generally taxed on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years.
Massachusetts resident individuals, as well as estates or personal trusts subject to Massachusetts income taxation, are subject to this tax structure with respect to redemption, exchanges or other dispositions of their shares of the Massachusetts Fund in their taxable years beginning after 1995, assuming that they hold their shares of the Massachusetts Fund as capital assets for Massachusetts tax purposes. The applicable provision does not address the Massachusetts tax treatment of dividends paid by the Massachusetts Fund that are designated and treated as long-term capital gains for Federal income tax purposes. The Massachusetts Department of Revenue (the "DOR") has proposed regulations under which this distribution would be taxed at the maximum 5% rate unless a mutual fund reports to the DOR and the shareholder within a prescribed time period the portions of the distribution attributable to gains in each separate holding period category, in which case each such portion would be taxed at the rate applicable to the appropriate holding period category. The Massachusetts Fund anticipates that, to the extent practicable, it will provide the appropriate information under the applicable DOR regulations or other administrative positions. Legislation proposed in 1997 would, if enacted, change the Massachusetts tax treatment of capital gains. Shareholders should consult their own tax advisers to determine the status of this or other developments that may alter the provisions described above.


New York Taxes

Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the New York Fund to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.


Dividends, whether received in cash or additional shares, derived from the New York Fund's other investment income (including interest on U.S. Government obligations and Tax-Exempt Bonds other than those described in the preceding paragraph), and from the Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.


Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the

New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Fund will be included in a corporate shareholder's investment capital in determining its liability, if any, for these taxes.

New York State and New York City personal income taxes are imposed on "New York taxable income," which is defined, in the case of New York resident individuals, estates and trusts as "New York adjusted gross income" minus the New York deductions and New York exemptions. "New York adjusted gross income", in the case of a New York resident individual, estate or trust, is federal adjusted gross income with certain modifications Because distributions that qualify as exempt- interest dividends under IRC ss. 852(b) (5) will be excluded from Federal gross income and adjusted gross income, such distributions will also be excluded from New York adjusted gross income, unless specifically modified by New York law.

New York law requires that New York resident individuals, estates and trusts add certain items to their federal adjusted gross income. One such modification is the addition, to the extent not properly includible in Federal adjusted gross income, of interest income on obligations of any state (or political subdivision of any state) other than New York and its political subdivisions.


The New York Fund's dividends (including exempt-interest dividends) and distributions will not be tax-exempt for State and City purposes for corporate investors, so that corporate should consult their own tax advisers before investing in the New York Fund. All investors should consult their own tax advisers regarding the tax provisions described above and any additional taxes to which they may be subject, including but not limited to minimum taxes, tax surcharges, and taxes based on or affected by the ownership of intangible property such as mutual fund shares.


Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the New York Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

CALCULATION OF PERFORMANCE


For the 30-day period ended August 31, 1997, the annualized yield for the Funds' Class A and Class B shares were 4.55% and 4.05% for Massachusetts and 4.47% and
3.97 % for New York, respectively. The average annual total returns of the Funds' Class A shares for the 1 year, 5 years and the life-of-fund periods ended August 31, 1997 were 4.90%, 5.84% and 7.93% for Massachusetts and 4.55%, 5.82%
and 8.05% for New York, respectively. The total returns since inception on October 3, 1996, for Class B shares were 7.81% for Massachusetts and 7.52% for New York.


The Funds may advertise yield, where appropriate. Each Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                   a - b
                                   _____       6
                    Yield = 2 ( [ ( cd ) + 1 ] - 1)

Where:

         a=       dividends and interest earned during the period.

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

         b=       net expenses accrued during the period.
         c=       the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d=       the  maximum  offering  price per share on the last day of the period (NAV where applicable).


Each Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of each Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of each Fund that is not tax-exempt. The tax equivalent yields for each Fund's Class A and Class B shares at the combined maximum federal and Massachusetts and New York tax rates, which assumes the full deductibility of state income taxes on the federal income tax return, for the 30-day period ended August 31, 1997 were 8.56%, 7.62% and 7.94% , 7.06%, respectively.


Each Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and life-of-fund period that would equate the initial amount invested to the ending redeemable value according to the following formula:
                               n ________
                          T  = \/ ERP / P -1

Where:

         P    =    a hypothetical initial investment of $1,000.
         T    =    average annual total return.
         n    =    number of years.
         ERV  =    ending redeemable value of a hypothetical  $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of each Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding each Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking each Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding each Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.


In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion or original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.


From time to time, in reports and promotional literature, each Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit, ("CDs") which differ from mutual funds, such as the Funds, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in national financial publication such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc., as well as LIPPER, may be utilized. Each Fund's promotional and sales literature may make reference to the Funds' "beta". Beta reflects the market-related risk of the Funds by showing how responsive each Fund is to the market.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of securities held by a Fund and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and Trustees who are interested persons of the Funds. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.


The primary policy of each Fund is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

To the extent consistent with the foregoing, the Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Funds, and their value and expected contribution to the performance of the Funds. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of each Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the year ended August 31, 1995, 1996 and 1997, the Massachusetts Fund paid negotiated brokerage commissions in the amount of $2,470, $5,721 and $5,172, respectively and the New York Fund paid negotiated brokerage commissions in the amount of $3,267, $4,655 and $13,877, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Funds may pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended August 31, 1997, neither Fund paid commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, each Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ending August 31, 1996 and 1997, neither Fund executed any portfolio transactions with Affiliated Brokers.

Distributors may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Funds would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Funds as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Funds, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by each Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. Each Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder. Each Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to each Fund on the basis of their relative net asset values.


CUSTODY OF PORTFOLIOS


Portfolio securities of the Funds are held pursuant to a custodian agreement between the Funds and Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT ACCOUNTANTS

The independent accountants of the Funds are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion on each Fund's annual financial statements and reviews each Fund's annual Federal income tax return.

                                    APPENDIX
RATINGS

Moody's describes its ratings for Tax-Exempt Bonds as follows:

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"Bonds which are rated 'C' are the lowest rated classes of bonds, and issues so rated can be regarded as having extremely poor prospects of ever obtaining any real investment standing."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's describes its ratings for Tax-Exempt Bonds as follows:

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," "B," "CCC," or "CC" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fitch describes its rating for Tax-Exempt Bonds as follows:

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and the 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Notes. Ratings for state and municipal notes and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run.
Symbols will be used as follows:

"MIG-1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

"MIG-2 Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group."

Commercial Paper. As described in the Prospectus, the Fund may invest in commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's or F-1+ or f1 by Fitch.

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ Exceptionally strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"


Massachusetts Fund

Quality   Distribution.   The  average  weighted  quality  distribution  of  the
securities in the portfolio for the year ended August 31, 1997:


--------------------------- ----------------- --------------- ------------- ----------- ---------------- ------------
                                                                 Rating                     Rating
                                              % of Portfolio  Assigned by   % of         Assigned by        % of
Security Ratings             Average Value                      Adviser     Portfolio       Service       Portfolio

--------------------------- ----------------- --------------- ------------- ----------- ---------------- ------------
AAA                           $19,098,989          34.5%                       0.0%         $19,098,989     34.5%
                                                                       0
AA                              3,856,874           7.0%         157,465       0.3%           3,699,409      6.7%
A                              20.830,966          37.6%                       0.0%          20.830.966     37.6%
                                                                       0
BBB                            11,530,875          20.8%       1,205,034       2.2%          10,325,841     18.6%
BB                                 80,987           0.1%          80,987       0.1%                   0      0.0%
B                                                   0.0%                       0.0%                   0      0.0%
                                         0                             0
CCC                                                 0.0%                       0.0%                   0      0.0%
                                         0                             0
CC                                                  0.0%                       0.0%                   0      0.0%
                                         0                             0
C                                                   0.0%                       0.0%                   0      0.0%
                                         0                             0
Debt-Unrated                                        0.0%                       0.0%                   0      0.0%
                                         0                             0
                            -----------------                 ------------- ----------- ---------------- ------------
Debt Securities                 55,398,691        100.0%       1,443,486       2.6%         $53,955,205     97.4%
Options Securities                   9,304          0.0%
Short-Term Securities                    0          0.0%
                            -----------------
Total Portfolio                 55,407,995        100.0%
                            -----------------
Other Assets -- Net                851,984
---------------------------                   --------------- ------------- ----------- ---------------- ------------
Net Assets                     $56,259,979
--------------------------- ----------------- --------------- ------------- ----------- ---------------- ------------

The ratings are described in the Statement of Additional Information.

New York Fund

Quality   Distribution.   The  average  weighted  quality  distribution  of  the
securities in the portfolio for the year ended August 31, 1997:


--------------------------- --------------- ------------- -------------- ------------ ---------------- --------------
                                                             Rating                       Rating
                            Average Value       % of      Assigned by       % of        Assigned by        % of
Security Ratings                             Portfolio       Adviser      Portfolio       Service        Portfolio

--------------------------- --------------- ------------- -------------- ------------ ---------------- --------------
AAA                            $16,646,819      29.5%                       0.0%         $16,646,819        29.5%
                                                                    0
AA                              10,402,373      18.5%                       0.0%          10,402,373        18.5%
                                                                    0
A                               14,311,274      25.4%                       0.0%          14,311,274        25.4%
                                                                    0
BBB                             11,348,594      20.1%       2,584,713       4.6%           8,763,881        15.5%
BB                               3,650,587       6.5%       3,494,882       6.2%             155,705         0.3%
B                                        0       0.0%                       0.0%                             0.0%
                                                                    0                              0
CCC                                      0       0.0%                       0.0%                             0.0%
                                                                    0                              0
CC                                       0       0.0%                       0.0%                             0.0%
                                                                    0                              0
C                                        0       0.0%                       0.0%                             0.0%
                                                                    0                              0
Debt-Unrated                             0       0.0%                       0.0%                             0.0%
                                                                    0                              0
                            ---------------               --------------              ----------------
Debt-Securities                $56,359,647     100.0%       6,079,595      10.8%         $50,280,052        89.2%
Options Securities                   6,220       0.0%
Short-Term Securities                    0       0.0%
                            ---------------
Total Portfolio                 56,365,867     100.0%
Other Assets -- Net                753,402
                            ---------------
Net Assets                     $57,119,269
                            ===============

--------------------------- --------------- ------------- -------------- ------------ ---------------- --------------

The ratings are described in the Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements listed below are included in each Fund's 1997 Annual Report to Shareholders for the year ended August 31, 1997; (filed electronically on November 4, 1997, accession number 0001010521-97-000412) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Tax-Exempt Series Trust (file nos. 811-5079 and 33-12947).

John Hancock Tax-Exempt Series Trust
     John Hancock Massachusetts Tax-Free Income Fund
     John Hancock New York Tax-Free Income Fund

     Statement of Assets and Liabilities as of August 31, 1997.
     Statement of Operations for the year ended August 31, 1997.
     Statement of Change in Net Assets for the period ended August 31, 1997. Financial Highlights for the period ended August 31, 1997.
     Notes to Financial Statements.
     Schedule of Investments as of August 31, 1997.
     Report of Independent Auditors.

                                     PART C.

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement from the 1997 Annual Report to Shareholders for John Hancock Tax-Exempt Series Fund for the year ended August 31, 1997 (filed electronically on November 4, 1997 file nos. 811-5079 and 33-12947; accession number 0001010521-97-000412.


     John Hancock Massachusetts Tax-Free Income Fund
     John Hancock New York Tax-Free Income Fund

     Statement of Assets and Liabilities as of August 31, 1997. Statement of Operations from the year ended August 31, 1997. Statement of Changes in Net Assets for each of the periods indicated therein.
     Financial Highlights for each of the periods indicated therein. Notes to Financial Statements.
     Schedule of Investments as of August 31, 1997.
     Report to Independant Auditors

     (b) Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibits Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

     As of December 1, 1997 the number of record holders of shares of Registrant was as follows:

        Title of Class                              Number of Record Holders
        --------------                              ------------------------

(Shares of Beneficial Interest,
without par value)

John Hancock Tax-Exempt Series Fund-
   Massachusetts Tax-Free
      Class A Shares                                      2,449
      Class B Shares                                        109

     New York Tax-Free
      Class A Shares                                      2,568
      Class B Shares                                         81

Item 27. Indemnification

     (a) Under Registrant's  Declaration of Trust.  Sections 4.1, 4.2 and 4.3 of
Article VI of the Registrant's Amended and Restated Declaration of Trust provide for indemnification of the Registrant's Trustees and Officers under certain circumstances. A copy of the Registrant's Amended and Restated Declaration of Trust is attached as Exhibit 1 to this Post-Effective Amendment No. 10 to the Registration Statement of the Registrant.

     (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of
Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of Distributors, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29. Principal Underwriters

         John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Institutional Series Trust, John Hancock Sovereign Bond Fund, John Hancock Special Equities Fund, John Hancock Capital Series, John Hancock Strategic

Series, John Hancock Tax-Exempt Series Fund, , John Hancock World Fund, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Cash
Reserve, Inc., John Hancock Current Interest, John Hancock Investment Trust, John Hancock Series Trust and John Hancock Tax-Free Bond Trust.

     (b) The following table lists, for each director and officer of JH Funds, Inc., the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.            Director, Chairman, President and      Trustee, Chairman and Chief
101 Huntington Avenue                   Chief Executive Officer                Executive Officer
Boston, Massachusetts

Anne C. Hodson                     Director and Executive Vice                       President
101 Huntington Ave                          President
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                   President and Chief Compliance
P.O. Box 111                                    Officer
Boston, Massachusetts

Robert G. Freedman                              Director                       Chairman and Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

Richard O. Hansen                       Senior Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Osbert M. Hood                          Senior Vice President                         None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                                   Director                              None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts


                                      C-4

       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

John A. Morin                        Vice President and Secretary              Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                             Vice President                     Vice President
101 Huntington Avenue                                                           and Secretary
Boston, Massachusetts

Christopher M. Meyer                       Vice President and                       None
101 Huntington Avenue                          Treasurer
Boston, Massachusetts

Stephen L. Brown                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                            Director                            Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                      C-5


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

John M. DeCiccio                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster  L. Aborn                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                          Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                            Director                              None
53 State Street
Boston, Massachusetts

James V. Bowhers                       Executive Vice President                      None
101 Huntington avenue
Boston, Massachusetts

Anthony P. Petrucci                      Executive Vice President                    None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                        Senior Vice President                       None
6501 Americas Parkway
Suite 950
Albuquerque, New Mexico

Keith Hartstein                          Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Griselda Lyman                              Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

     (c) None.

Item 30. Location of Accounts and Records

Registrant  maintains  the records  required to be  maintained by it under Rules
31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Not applicable.

     (b) Not applicable

     (c) The Registrant on behalf of each of its each of its series undertakes to furnish each person to whom a prospectus is delivered with a copy of such series' annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 22th day of December, 1997.

                                         JOHN HANCOCK TAX EXEMPT SERIES FUND

                                          By: /s/ Edward J. Boudreau, Jr.
                                              ---------------------------
                                              Edward J. Boudreau, Jr.*
                                              Chairman

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                                  Title                             Date
       ---------                                  -----                             ----

------------------------                Chairman
Edward J. Boudreau, Jr.*                (Principal Executive Officer)

/s/James B. Little
------------------------                Senior Vice President and Chief
James B. Little                         Financial Officer (Principal            December 23, 1997
                                        Financial and Accounting Officer)


------------------------                Trustee
Dennis S. Aronowitz*

------------------------                Trustee
Richard P. Chapman, Jr.*

------------------------                Trustee
William J. Cosgrove*

------------------------                Trustee
Douglas M. Costle*

------------------------                Trustee
Leland O. Erdahl*

------------------------                Trustee
Richard A. Farrell*

------------------------                Trustee
Gail D. Fosler*

------------------------                Trustee
William F. Glavin*

------------------------                Trustee
Anne C. Hodsdon*


                                      C-8


------------------------                Trustee
John A. Moore

------------------------                Trustee
Patti McGill Peterson*

------------------------                Trustee
John W. Pratt*

------------------------                Trustee
Richard S. Scipione*

------------------------                Trustee
Edward J. Spellman*

*By:  /s/Susan S. Newton                                                        December 23, 1996
      ------------------
      Susan S. Newton
      Attorney-in-Fact under
      Powers of Attorney dated
      May 21, 1996.

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------

   99.B1         Amended and Restated Declaration of Trust dated July 1, 1996.**

  99.B1.2 Establishment and Designation of Class A Shares and Class B Shares of Beneficial Interest dated July 1, 1996.**

   99.B2         Amended and Restated By-Laws dated December 3, 1996.**

   99.B3         None.

   99.B4 Specimen share certificate for John Hancock Tax-Exempt Series Fund, New York Portfolio.*
                 .
  99.B4.1 Specimen share certificate for John Hancock Tax-Exempt Series Fund, Massachusetts Portfolio.*

   99.B5 Investment Management Contract between the New York Tax-Free Income Fund and John Hancock Advisers, Inc. dated July 1, 1996.**

  99.B5.1 Investment Management Contract between the Massachusetts Tax-Free Income Fund and John Hancock Advisers, Inc. dated July 1, 1996.**

   99.B6 Distribution Agreement with John Hancock Broker Distribution Services, Inc. dated August 1, 1991.*

  99.B6.1 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.*

   99.B7         None.

   99.B8 Master Custodian Agreement with Registrant and Investors Bank and Trust Company.*

   99.B9 Transfer Agency and Service Agreement between Registrant and John Hancock Fund Services, Inc. dated January 1, 1991.*

   99.B10        None

   99.B11        Auditors Consent+

   99.B12        None

   99.B13 Subscription Agreement between Registrant and John Hancock Advisers, Inc.*

Exhibit No.                               Description
-----------                               -----------

   99.B14        None

   99.B15 Amended and Restated Distribution Plan for Class A shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996.+

  99.B15.1 Amended and Restated Distribution Plan for Class B shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996.**

   99.B16 Working papers showing yield calculation for yield and total return.*

   99.27.1A      Massachusetts Tax-Free Income Fund
   99.27.1B      Massachusetts Tax-Free Income Fund
   99.27.2A      New York Tax-Free Income Fund
   99.27.2B      New York Tax-Free Income Fund


* Previously filed electronically with post-effective amendment number 10 (file nos. 811-5079 and 33-12947) on December 25, 1995, accession number 0000950156-95-000881.

** Previously filed electronically with post-effective amendment number 12 (file nos. 811-5079 and 33-12947) on December 20, 1996, accession number 0001010521-96-000226.

+    Filed herewith.